                                                                   EXHIBIT 10.10


                                 EXECUTION COPY

                                U.S. $30,000,000

                              MASTER LOAN AGREEMENT

                            Dated as of June 6, 2001

                                      among

                               HARRIS CANADA, INC.

                                  as the Lender

                                     Each of

                                   IMPSAT S.A.
                                   (Argentina)

                            IMPSAT Comunicacoes Ltda.
                                    (Brazil)

                                   IMPSAT S.A.
                                   (Colombia)

                            IMPSATEL Del Ecuador S.A.
                                    (Ecuador)

                         Telecomunicaciones IMPSAT, S.A.
                                   (Venezuela)

                                 as Co-Borrowers

                                       and

                           IMPSAT FIBER NETWORKS, INC.

                                as the Guarantor

 =============================================================================

                              HOLLAND & KNIGHT LLP
                             2099 Pennsylvania, N.W.
                              Washington, DC 20006

                                       and

                               701 Brickell Avenue
                                 Miami, FL 33131



MIA1 #1016002.v8                                           MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                 EXECUTION COPY

                              MASTER LOAN AGREEMENT

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I DEFINITIONS AND PRINCIPLES OF CONSTRUCTION..............................................................2
   Section 1.01         Definitions...............................................................................2
                        -----------
   Section 1.02         Principles of Construction...............................................................24
                        --------------------------
ARTICLE II COMMITMENTS; CREDIT OF ADVANCE........................................................................24
   Section 2.01         Commitment to Lend.......................................................................24
                        ------------------
   Section 2.02         Notice of Intention and Commitment to Borrow.............................................24
                        --------------------------------------------
   Section 2.03         Making of Advances; Credit of Advance Amount.............................................25
                        --------------------------------------------
   Section 2.04         Commitments Not Revolving................................................................26
                        -------------------------
   Section 2.05         Intentionally Left Blank.................................................................26
   Section 2.06         Loan Account.............................................................................26
                        ------------
   Section 2.07         Acknowledgment of Advances...............................................................26
                        --------------------------
   Section 2.08         Brazil Notice of Borrowing...............................................................27
                        --------------------------
ARTICLE III REPAYMENT............................................................................................28
   Section 3.01         Repayment................................................................................28
                        ---------
   Section 3.02         Optional Prepayment......................................................................28
                        -------------------
   Section 3.03         Intentionally Left Blank.................................................................28
                        ------------------------
   Section 3.04         Changes in Market and Exchange Control...................................................28
                        --------------------------------------
   Section 3.05         Application of Payments..................................................................30
                        -----------------------
   Section 3.06         Place and Manner of Payment..............................................................30
                        ---------------------------
ARTICLE IV INTEREST; EXPENSES....................................................................................31
   Section 4.01         Base Rate and Brazil Rate................................................................31
                        -------------------------
   Section 4.02         Interest on Amounts in Default...........................................................31
                        ------------------------------
   Section 4.03         Fees and Initial Expenses................................................................32
                        -------------------------
   Section 4.04         Enforcement Expenses.....................................................................32
                        --------------------
ARTICLE V TAXES..................................................................................................32
   Section 5.01         Taxes....................................................................................32
                        -----
   Section 5.02         Receipt of Payment.......................................................................33
                        ------------------
   Section 5.03         Other Taxes..............................................................................33
                        -----------
   Section 5.04         Indemnification..........................................................................33
                        ---------------
ARTICLE VI THE NOTES.............................................................................................33
   Section 6.01         Grid Notes...............................................................................33
                        ----------
   Section 6.02         Definitive Notes.........................................................................34
                        ----------------
   Section 6.03         Note Exchanges...........................................................................34
                        --------------
   Section 6.04         Replacement Notes........................................................................34
                        -----------------
   Section 6.05         Notes Under Alternative Financing for IMPSAT Comunicacoes Ltda.(Brazil)..................34
                        -----------------------------------------------------------------------





MIA1 #1016002.v8                      i                    MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY



ARTICLE VII CONDITIONS PRECEDENT.................................................................................34
   Section 7.01         Conditions Precedent to the Closing Advance..............................................34
                        -------------------------------------------
   Section 7.02         Conditions Precedent to the First Advance................................................36
                        -----------------------------------------
   Section 7.03         Conditions Precedent to the Second Advance...............................................38
                        ------------------------------------------
   Section 7.04         Conditions Precedent to Each Advance.....................................................40
                        ------------------------------------
   Section 7.05         Waiver of Condition Precedent............................................................41
                        -----------------------------
ARTICLE VIII COLLATERAL..........................................................................................41
   Section 8.01         Security Documents.......................................................................41
                        ------------------
   Section 8.02         Further Documents........................................................................41
                        -----------------
ARTICLE IX REPRESENTATIONS AND WARRANTIES........................................................................41
   Section 9.01         Representations and Warranties of each Co-Borrower.......................................41
                        --------------------------------------------------
   Section 9.02         Representations and Warranties of the Guarantor..........................................48
                        -----------------------------------------------
ARTICLE X AFFIRMATIVE COVENANTS..................................................................................51
   Section 10.01        Good and Marketable Title................................................................51
                        -------------------------
   Section 10.02        Financial Statements and Information.....................................................51
                        ------------------------------------
   Section 10.03        Books and Records........................................................................52
                        -----------------
   Section 10.04        Inspection Rights; Access................................................................52
                        -------------------------
   Section 10.05        Governmental Authorizations..............................................................53
                        ---------------------------
   Section 10.06        Conduct of Business and Maintenance of Existence.........................................53
                        ------------------------------------------------
   Section 10.07        Compliance with Laws.....................................................................53
                        --------------------
   Section 10.08        Notices..................................................................................53
                        -------
   Section 10.09        Prompt Payment...........................................................................54
                        --------------
   Section 10.10        Notice of Certain Amendments or Waivers..................................................54
                        ---------------------------------------
   Section 10.11        Insurance................................................................................55
                        ---------
   Section 10.12        Security Documents.......................................................................55
                        ------------------
   Section 10.13        Further Assurances.......................................................................56
                        ------------------
   Section 10.14        Maintenance of Properties, Etc...........................................................57
                        ------------------------------
   Section 10.15        Status of Obligations....................................................................57
                        ---------------------
   Section 10.16        Maintenance of Corporate Separateness....................................................57
                        -------------------------------------
   Section 10.17        License Marks............................................................................58
                        -------------
   Section 10.18        Shareholder Authority....................................................................58
                        ---------------------
   Section 10.19        Supply Contract..........................................................................58
                        ---------------
ARTICLE XI NEGATIVE COVENANTS....................................................................................58
   Section 11.01        Merger; Change of Control; Sale of Assets................................................58
                        -----------------------------------------
   Section 11.02        Liens....................................................................................58
                        -----
   Section 11.03        Amendment and Waiver.....................................................................59
                        --------------------
   Section 11.04        Business Restriction.....................................................................59
                        --------------------
   Section 11.05        Restricted Payments......................................................................59
                        -------------------
   Section 11.06        Investments in Subsidiaries..............................................................59
                        ---------------------------
   Section 11.07        Financial Covenants......................................................................60
                        -------------------







MIA1 #1016002.v8                     ii                   MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

   Section 11.08        Prepayment of Indebtedness...............................................................61
                        --------------------------
   Section 11.09        Accounting Methods.......................................................................61
                        ------------------
   Section 11.10        Additional Indebtedness..................................................................62
                        -----------------------
   Section 11.11        Conduct of Business with Affiliates......................................................62
                        -----------------------------------
   Section 11.12        Capital Expenditures.....................................................................62
                        --------------------
   Section 11.13        Accounts Receivable......................................................................62
                        -------------------
   Section 11.14        Intentionally omitted....................................................................63
                        ----------------------
   Section 11.15        Limitation on Contingent Obligations.....................................................63
                        ------------------------------------
ARTICLE XII THE GUARANTY.........................................................................................63
   Section 12.01        The Guaranty.............................................................................63
                        ------------
   Section 12.02        Examination and Delivery of the Guaranty Agreement.......................................63
                        --------------------------------------------------
ARTICLE XIII EVENTS OF DEFAULT; REMEDIES; SUSPENSION.............................................................63
   Section 13.01        Events of Default........................................................................63
                        -----------------
   Section 13.02        Default Remedies.........................................................................65
                        ----------------
   Section 13.03        Right of Set-off.........................................................................66
                        ----------------
   Section 13.04        Benefit of Agreement; Rights Not Exclusive...............................................66
                        ------------------------------------------
   Section 13.05        Suspension of Available Credit...........................................................66
                        ------------------------------
ARTICLE XIV INCREASED COSTS......................................................................................67
   Section 14.01        Funding Losses...........................................................................67
                        --------------
   Section 14.02        Increased Costs..........................................................................67
                        ---------------
ARTICLE XV MISCELLANEOUS.........................................................................................68
   Section 15.01        Assignments; Participations..............................................................68
                        ---------------------------
   Section 15.02        Successors and Assigns; Remedies Cumulative..............................................68
                        -------------------------------------------
   Section 15.03        Notices..................................................................................68
                        -------
   Section 15.04        Entire Agreement.........................................................................71
                        ----------------
   Section 15.05        Conflicts................................................................................71
                        ---------
   Section 15.06        Modification.............................................................................71
                        ------------
   Section 15.07        Judgment Currency........................................................................71
                        -----------------
   Section 15.08        Severability.............................................................................72
                        ------------
   Section 15.09        Further Assurances.......................................................................72
                        ------------------
   Section 15.10        Governing Law............................................................................72
                        -------------
   Section 15.11        Jurisdiction.............................................................................72
                        ------------
   Section 15.12        Appointment of Agent.....................................................................72
                        --------------------
   Section 15.13        Waiver of Jury Trial.....................................................................73
                        --------------------
   Section 15.14        Waiver of Immunity.......................................................................73
                        ------------------
   Section 15.15        Indemnification..........................................................................73
                        ---------------
   Section 15.16        Counterparts.............................................................................74
                        ------------
   Section 15.17        Limitation on Rights of Others...........................................................74
                        ------------------------------




MIA1 #1016002.v8                     iii                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

   Section 15.18        No Partnership...........................................................................74
                        --------------
   Section 15.19        Consequential Damages....................................................................74
                        ---------------------
   Section 15.20        Independent Counsel......................................................................74
                        -------------------
   Section 15.21        Alternative Financing for IMPSAT Comunicacoes Ltda.(Brazil)..............................74
                        -----------------------------------------------------------
   Section 15.22        Section Headings; Table of Contents......................................................74
                        -----------------------------------
   Section 15.23        Time is of the Essence...................................................................74
                        ----------------------
   Section 15.24        Confidentiality..........................................................................74
                        ---------------




MIA1 #1016002.v8                       iv                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

EXHIBIT A-1       FORM OF GRID NOTE OF IMPSAT S.A. (ARGENTINA)
EXHIBIT A-2       FORM OF GRID NOTE OF IMPSAT COMUNICACOES LTDA.
                           (BRAZIL)
EXHIBIT A-3       FORM OF GRID NOTE OF IMPSAT S.A. (COLOMBIA)
EXHIBIT A-4       FORM OF GRID NOTE OF IMPSATEL DEL ECUADOR S.A.
                           (ECUADOR)
EXHIBIT A-5       FORM OF GRID NOTE OF TELECOMUNICACIONES IMPSAT, S.A.
                           (VENEZUELA)
EXHIBIT B-1                FORM OF DEFINITIVE NOTE OF IMPSAT S.A. (ARGENTINA)
EXHIBIT B-2       FORM OF DEFINITIVE NOTE OF IMPSAT COMUNICACOES
                           LTDA.    (BRAZIL)
EXHIBIT B-3                FORM OF DEFINITIVE NOTE OF IMPSAT S.A. (COLOMBIA)
EXHIBIT B-4                FORM OF DEFINITIVE NOTE OF IMPSATEL DEL ECUADOR S.A.
                           (ECUADOR)
EXHIBIT B-5                FORM OF DEFINITIVE NOTE OF TELECOMUNICACIONES IMPSAT
                           S.A. (VENEZUELA)
EXHIBIT C                  FORM OF THE GUARANTY AGREEMENT
EXHIBIT D-1       FORM OF CO-BORROWER CERTIFICATE
                           OF IMPSAT S.A. (ARGENTINA)
EXHIBIT D-2       FORM OF CO-BORROWER CERTIFICATE
                           OF IMPSAT COMUNICACOES LTDA. (BRAZIL)
EXHIBIT D-3       FORM OF CO-BORROWER CERTIFICATE
                           OF IMPSAT S.A. (COLOMBIA)
EXHIBIT D-4       FORM OF CO-BORROWER CERTIFICATE
                           OF IMPSATEL DEL ECUADOR S.A. (ECUADOR)
EXHIBIT D-5       FORM OF CO-BORROWER CERTIFICATE
                           OF TELECOMUNICACIONES IMPSAT, S.A. (VENEZUELA)
EXHIBIT E                  FORM OF THE GUARANTOR'S CERTIFICATE
EXHIBIT F-1       FORM OF OPINION OF CO-BORROWER'S COUNSEL
                           OF IMPSAT S.A. (ARGENTINA)
EXHIBIT F-2       FORM OF OPINION OF CO-BORROWER'S COUNSEL
                           OF IMPSAT COMUNICACOES LTDA. (BRAZIL)
EXHIBIT F-3       FORM OF OPINION OF CO-BORROWER'S COUNSEL
                           OF IMPSAT S.A. (COLOMBIA)
EXHIBIT F-4       FORM OF OPINION OF CO-BORROWER'S COUNSEL
                           OF IMPSATEL DEL ECUADOR S.A. (ECUADOR)
EXHIBIT F-5       FORM OF OPINION OF CO-BORROWER'S COUNSEL
                           OF TELECOMUNICACIONES IMPSAT, S.A. (VENEZUELA)
EXHIBIT G                  FORM OF OPINION OF NEW YORK COUNSEL TO THE GUARANTOR
                  AND EACH CO-BORROWER
EXHIBIT H                  BASE CASE BUSINESS PLAN OF EACH CO-BORROWER
                  AND THE GUARANTOR



MIA1 #1016002.v8                       v                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

EXHIBIT I                  BRAZIL NOTICE OF BORROWING
EXHIBIT J                  EXISTING INDEBTEDNESS
EXHIBIT K-1       EXISTING LIENS OF IMPSAT S.A. (ARGENTINA)
EXHIBIT K-2       EXISTING LIENS OF IMPSAT COMUNICACOES LTDA.
                           (BRAZIL)
EXHIBIT K-3       EXISTING LIENS OF IMPSAT S.A. (COLOMBIA)
EXHIBIT K-4       EXISTING LIENS OF IMPSATEL DEL ECUADOR S.A.
                           (ECUADOR)
EXHIBIT K-5       EXISTING LIENS OF TELECOMUNICACIONES IMPSAT, S.A.
                           (VENEZUELA)
EXHIBIT L                  FORM OF INDEMNITY FOR REPLACEMENT NOTE
EXHIBIT M-1                CAPITALIZATION OF IMPSAT S.A. (ARGENTINA) AND IT SUBSIDIARIES
EXHIBIT M-2                CAPITALIZATION OF IMPSAT COMUNICACOES LTDA. (BRAZIL) AND ITS SUBSIDIARIES
EXHIBIT M-3                CAPITALIZATION OF IMPSAT S.A. (COLOMBIA) AND ITS SUBSIDIARIES
EXHIBIT M-4                CAPITALIZATION OF IMPSATEL DEL ECUADOR S.A. (ECUADOR) AND ITS SUBSIDIARIES
EXHIBIT M-5                CAPITALIZATION OF TELECOMUNICACIONES IMPSAT, S.A. (VENEZUELA) AND ITS SUBSIDIARIES





MIA1 #1016002.v8                       vi                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                 EXECUTION COPY

                              MASTER LOAN AGREEMENT


         This MASTER LOAN AGREEMENT ("Agreement") is dated as of June 6, 2001, by and among Harris Canada Inc., a corporation organized under the laws of Canada (the "Lender"), each of IMPSAT S.A., a sociedad anonima organized under the laws of Argentina ("IMPSAT S.A. (Argentina)"), IMPSAT Comunicacoes Ltda., a sociedade por quotas de responsabilidade limitada organized under the laws of Brazil ("IMPSAT Comunicacoes Ltda.(Brazil)"), IMPSAT S.A., a sociedad anonima organized under the laws of Colombia ("IMPSAT S.A. (Colombia)"), IMPSATEL Del Ecuador S.A., a sociedad anonima organized under the laws of Ecuador ("IMPSATEL Del Ecuador S.A. (Ecuador)"), and Telecomunicaciones IMPSAT, S.A., a sociedad anonima organized under the laws of Venezuela ("Telecomunicaciones IMPSAT, S.A. (Venezuela)") (individually, a "Co-Borrower", and collectively, "Co-Borrowers"), and IMPSAT Fiber Networks, Inc., a corporation organized under the laws of the State of Delaware ("Guarantor" or "IFN"), for the purchase of Goods and Services (as defined herein) by each Co-Borrower and relating to certain payment obligations of each of the Co-Borrowers under the Supply Contract(s) (as defined herein). The Lender, the Co-Borrowers and the Guarantor, and each of their successors and assigns, are hereinafter referred to collectively as the "Parties" or individually as a "Party".

                              W I T N E S S E T H:

         WHEREAS, the Co-Borrowers propose to borrow from the Lender, and the Lender proposes to lend to the Co-Borrowers, severally and ratably, an aggregate principal amount of up to $30,000,000 to finance the purchase of certain microwave transmission equipment and related services, including freight, insurance and other related services and costs connected with the importation and clearance through customs of such equipment ("Goods and Services") from Harris Corporation, and certain of its Affiliates ("Harris") pursuant to the terms of the Supply Contract(s) to be entered into by and among Harris and the Co-Borrowers ("Supply Contract(s)") and under additional purchase orders approved by Harris;

         WHEREAS, in order to induce the Lender to enter into this Agreement and to extend credit hereunder, the Guarantor has agreed to guarantee payment of the Obligations (as defined herein) of each Co-Borrower;

         WHEREAS, in order to further secure all amounts due and payable by the Co-Borrowers, each Co-Borrower agrees to execute and deliver to the Lender such pledges and other security documents as required by the Lender hereunder ("Security Documents"); and







MIA1 #1016002.v8                       1                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         WHEREAS, in the case of IMPSAT Comunicacoes Ltda. (Brazil), the Lender is prepared to consider financing the transactions contemplated herein for such Co-Borrower by, through, or in association with a Brazilian bank or other Brazilian financial institution;

         NOW, THEREFORE, in consideration of the mutual promises of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by and among the Parties as follows:

                                    ARTICLE I
                                 DEFINITIONS AND
                           PRINCIPLES OF CONSTRUCTION

         Section 1.01 Definitions.  As used herein:

         "Acknowledgment of Advances" has the meaning specified in Section 2.07.

         "Additions to Deferred Revenues" means, with respect to a Co-Borrower and as of the date of determination thereof, the additions to Deferred Revenues during the four (4) consecutive calendar quarters ending on the last day of the period prior to such date of determination.

         "Adjusted EBITDA" means, with respect to a Co-Borrower and as of the date of determination thereof, the sum of such Co-Borrower's (a) Annualized EBITDA, plus (b) Additions to Deferred Revenues, minus (c) Revenue Recognition from IRUs.

         "Administrative Fee" means three percent (3.00%), flat, of the Commitment.

         "Advance" has the meaning specified in Section 2.01.

         "Advance Amount" has the meaning specified in Section 2.02.

         "Affiliate" with respect to any Person, means any Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlling" and "controlled") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Master Loan Agreement.

         "Amendment" has the meaning specified in Section 11.03.

         "Annualized EBITDA" means, with respect to a Co-Borrower and as of the date of determination thereof, (a) after December 31, 2001, the Co-Borrower's EBITDA for any





MIA1 #1016002.v8                       2                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


period of four (4) consecutive calendar quarters, and (b) to an including December 31, 2001, the Co-Borrower's EBITDA for any period of two (2) consecutive calendar quarters multiplied by two (2).

          "Applicable Law" means any statute, law, regulation, ordinance, rule, judgment, writ, rule of common law, common law duty, code, order, decree, Governmental Approval, administrative order, directed duty, request, license, authorization, permit, approval, concession, grant, franchise, directive, guideline, policy, requirement, or other governmental restriction, or any similar form of decision of, determination by, agreement with, or requirements of (or any interpretation or administration of any of the foregoing by) any Governmental Authority, whether in effect as of the date hereof or thereafter.

         "Argentina" means the Republic of Argentina.

         "Argentina Permitted Indebtedness" means, with respect to IMPSAT S.A. (Argentina), (a) Indebtedness pursuant to the Credit Documentation; (b) Indebtedness of IMPSAT S.A. (Argentina) to IFN or to any Subsidiary of IMPSAT S.A. (Argentina) or of any such Subsidiary to IMPSAT S.A. (Argentina), in each case for money borrowed; (c) Indebtedness of IMPSAT S.A. (Argentina) for money borrowed from financial institutions which Indebtedness is either fully collateralized by cash deposits of IFN or fully funded by IFN through the acquisition of one hundred percent (100%) participation in such Indebtedness from such financial institution; (d) guarantees by IMPSAT S.A. (Argentina) of obligations of any of its Subsidiaries or guarantees by any such Subsidiary of obligations of IMPSAT S.A. (Argentina); (e) contingent Indebtedness in respect of bonds or letters of credit provided to guarantee bids or performance under contracts in the ordinary course of business; (f) Indebtedness of IMPSAT S.A. (Argentina) which is in existence on the date hereof and set forth on Exhibit J;
(g) Quasi Equity; (h) Indebtedness for money borrowed for working capital purposes having an original stated final maturity of three (3) years or less up to a maximum aggregate amount at any time outstanding not to exceed Thirty Million Dollars (US$30,000,000); (i) Indebtedness incurred in connection with the financing of Capital Expenditures permitted under Section 11.12, (j) Indebtedness for money borrowed having a stated final maturity not earlier than the first anniversary of the Final Maturity Date; and (k) Indebtedness incurred and applied to refinance Indebtedness permitted by each of clauses (a), (b),
(c), (f), (g), (h) and (i) above; provided, with respect to any such refinancing Indebtedness, that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount of the Indebtedness so refinanced; (ii) such refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has an average life to maturity equal to or greater than the average life to maturity of, the Indebtedness being refinanced; and (iii) such Indebtedness is incurred and/or guaranteed by IMPSAT S.A. (Argentina) and any Subsidiary which had incurred or guaranteed, as the case may be, the Indebtedness to be refinanced.





MIA1 #1016002.v8                       3                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         "Availability Period" means the period beginning on the Initial Borrowing Date and ending on the earlier of (i) the 365th day after the Initial Borrowing Date, (ii) March 31, 2002, or (iii) on the earlier termination of this Agreement.

         "Bank" means Bank of America, N.A.

         "Banking Day" means any day on which commercial banks are open for international business (including dealing in Dollar deposits) in London, except
(i) with respect to any party, a Saturday, Sunday or other day on which commercial banks in Montreal, Canada or New York, New York are required or authorized by law to close and (ii) with respect to IMPSAT S.A. (Argentina), any day on which commercial banks in Buenos Aires, Argentina are required or authorized by law to close, and (iii) with respect to IMPSAT Comunicacoes Ltda. (Brazil), any day on which commercial banks in Sao Paulo, Brazil are required or authorized by law to close, and (iv) with respect to IMPSAT S.A. (Colombia) any day on which commercial banks in Bogota D.C., Colombia are required or authorized by law to close, and (v) with respect to IMPSATEL Del Ecuador S.A. (Ecuador) any day on which commercial banks in Quito, Ecuador are required or authorized by law to close, and (vi) with respect to Telecomunicaciones IMPSAT, S.A. (Venezuela), any day on which commercial banks in Caracas, Venezuela are required or authorized by law to close.

         "Base Rate" means, for any Interest Period, the applicable LIBOR plus 1.50% and applied to all Advances made under this Agreement to each Co-Borrower other than IMPSAT Comunicacoes Ltda. (Brazil).

         "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of such Board of Directors duly authorized to act with respect to this Agreement.

         "Borrowing Date" has the meaning specified in Section 2.02.

         "Brazil" means the Federative Republic of Brazil.

         "Brazil Notice of Borrowing" has the meaning specified in Section 2.08.

         "Brazil Permitted Indebtedness" means, with respect to IMPSAT Comunicacoes Ltda. (Brazil), (a) Indebtedness pursuant to the Credit Documentation; (b) Indebtedness of IMPSAT Comunicacoes Ltda. (Brazil) to IFN or to any Subsidiary of IMPSAT Comunicacoes Ltda.(Brazil) or of any such Subsidiary to IMPSAT Comunicacoes Ltda.(Brazil), in each case for money borrowed; (c) Indebtedness of IMPSAT Comunicacoes Ltda. (Brazil) for money borrowed from financial institutions which Indebtedness is either fully collateralized by cash deposits of IFN or fully funded by IFN through the acquisition of one hundred percent (100%) participation in such Indebtedness from such financial institution; (d) guarantees by IMPSAT Comunicacoes Ltda.(Brazil) of obligations of any of its Subsidiaries or guarantees by any such





MIA1 #1016002.v8                       4                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Subsidiary of obligations of IMPSAT Comunicacoes Ltda. (Brazil); (e) contingent Indebtedness in respect of bonds or letters of credit provided to guarantee bids or performance under contracts in the ordinary course of business; (f) Indebtedness of IMPSAT Comunicacoes Ltda. (Brazil) which is in existence on the date hereof and set forth on Exhibit J; (g) Quasi Equity; (h) Indebtedness for money borrowed for working capital purposes having an original stated final maturity of three (3) years or less up to a maximum aggregate amount at any time outstanding not to exceed Forty Million Dollars (US$40,000,000); (i) Indebtedness incurred in connection with the financing of Capital Expenditures permitted under Section 11.12, (j) Indebtedness for money borrowed having a stated final maturity not earlier than the first anniversary of the Final Maturity Date; and (k) Indebtedness incurred and applied to refinance Indebtedness permitted by each of clauses (a), (b), (c), (f), (g), (h) and (i) above; provided, with respect to any such refinancing Indebtedness, that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount of the Indebtedness so refinanced; (ii) such refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has an average life to maturity equal to or greater than the average life to maturity of, the Indebtedness being refinanced; and (iii) such Indebtedness is incurred and/or guaranteed by IMPSAT Comunicacoes Ltda. (Brazil) and any Subsidiary which had incurred or guaranteed, as the case may be, the Indebtedness to be refinanced.

         "Brazil Rate" means, for each Interest Period, eleven percent (11%) per annum and applied to all Advances made under the Agreement to IMPSAT Comunicacoes Ltda. (Brazil).

         "Business Plan" means a business plan attached hereto as Exhibit H.

         "Capital Expenditures" shall mean, for any period, the additions to property, plant and equipment and other capital expenditures of a Co-Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Co-Borrower for such period prepared in accordance with GAAP.

         "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in equity (however designated and whether or not convertible into a class or classes thereof) of such Person.

         "Change of Control" means (a) IFN ceasing to own, directly or indirectly, shares representing at least 50% of the issued and outstanding Voting Stock of any of the Co-Borrowers, (b) such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act) of Voting Stock representing more than 30% of the total voting power of the Voting Stock of the Guarantor on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the Voting Stock of the Guarantor, on a fully diluted basis, than is held by the Existing Stockholders; or (c) such time as individuals who on the Closing Date constitute the Board of Directors of the Guarantor,





MIA1 #1016002.v8                       5                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


IMPSAT S.A. (Argentina), or IMPSAT Comunicacoes Ltda. (Brazil), respectively, was approved by a vote of at least two-thirds of the members of such Board of Directors then in office who either were members of such Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board of Directors then in office.

         "Closing Advance" has the meaning specified in Section 7.01.

         "Closing Advance Amount" shall mean US$4,500,000.

         "Closing Date" has the same meaning as Initial Borrowing Date.

         "Co-Borrowers" has the meaning, collectively, specified in the Preamble, and individually, either IMPSAT S.A. (Argentina), IMPSAT Comunicacoes Ltda. (Brazil), IMPSAT S.A., (Colombia), IMPSATEL Del Ecuador S.A. (Ecuador), or Telecomunicaciones IMPSAT, S.A. (Venezuela), as the context may require in this Agreement.

         "Collateral" means, with respect to a Co-Borrower, the Goods and Services purchased under the Supply Contract(s) by such Co-Borrower and financed hereunder and which also constitute equipment listed or described as collateral in an annex attached to a Security Document relating to each Co-Borrower securing the Obligations of such Co-Borrower hereunder.

         "Colombia" means the Republic of Colombia.

         "Colombia Permitted Indebtedness" means, with respect to IMPSAT S.A. (Colombia), (a) Indebtedness pursuant to the Credit Documentation; (b) Indebtedness of IMPSAT S.A. (Colombia) to IFN or to any Subsidiary of IMPSAT S.A. (Colombia) or of any such Subsidiary to IMPSAT S.A. (Colombia), in each case for money borrowed; (c) Indebtedness of IMPSAT S.A. (Colombia) for money borrowed from financial institutions which Indebtedness is either fully collateralized by cash deposits of IFN or fully funded by IFN through the acquisition of one hundred percent (100%) participation in such Indebtedness from such financial institution; (d) guarantees by IMPSAT S.A. (Colombia) of obligations of any of its Subsidiaries or guarantees by any such Subsidiary of obligations of IMPSAT S.A. (Colombia); (e) contingent Indebtedness in respect of bonds or letters of credit provided to guarantee bids or performance under contracts in the ordinary course of business; (f) Indebtedness of IMPSAT S.A. (Colombia) which is in existence on the date hereof and set forth on Exhibit J;
(g) Quasi Equity; (h) Indebtedness for money borrowed for working capital purposes having an original stated final maturity of three (3) years or less up to a maximum aggregate amount at any time outstanding not to exceed Fifteen Million Dollars (US$15,000,000); (i) Indebtedness incurred in connection with the financing of Capital Expenditures permitted under Section 11.12, (j) Indebtedness for money borrowed having a stated final maturity not earlier than the first anniversary of the Final Maturity Date; and




MIA1 #1016002.v8                       6                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


(k) Indebtedness incurred and applied to refinance Indebtedness permitted by each of clauses (a), (b), (c), (f), (g), (h) and (i) above; provided, with respect to any such refinancing Indebtedness, that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount of the Indebtedness so refinanced; (ii) such refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has an average life to maturity equal to or greater than the average life to maturity of, the Indebtedness being refinanced; and (iii) such Indebtedness is incurred and/or guaranteed by IMPSAT S.A. (Colombia) and any Subsidiary which had incurred or guaranteed, as the case may be, the Indebtedness to be refinanced.

         "Commitment" means $30,000,000, subject to the following sublimits:

                  Co-Borrower(s)                              Sublimit
                  --------------                              --------
                  IMPSAT Comunicacoes Ltda.                   $10,000,000
                  (Brazil)

                  The aggregate of all Advances               $20,000,000
                  to IMPSAT S.A. (Argentina),
                  IMPSAT S.A. (Colombia),
                  IMPSATEL Del Ecuador S.A.
                  (Ecuador), and Telecomunicaciones
                  IMPSAT S.A. (Venezuela), but
                  under no circumstances shall
                  the aggregate of all Advances
                  hereunder to IMPSAT S.A. (Colombia),
                  IMPSATEL Del Ecuador S.A.
                  (Ecuador), and Telecomunicaciones
                  IMPSAT S.A. (Venezuela) exceed
                  US$10,000,000.


         "Commitment Fee" means one percent (1.00%) per annum accruing on the uncancelled and undisbursed balance of the Facility beginning on the 30th day to occur after the date hereof and payable in arrears to the Lender on each of July 1, 2001, January 1, 2002, and the date which is the last day of the Availability Period.

         "Contingent Obligation" means a guarantee, an indemnity obligation in respect of a guarantee or performance bond (including a fianza), an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, any Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to




MIA1 #1016002.v8                       7                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

purchase, sell or lease (as lessee or lessor) property of any Person, products, materials, supplies or services primarily in each case for the purpose of enabling a debtor to make payment of its obligations, or an agreement to assure a creditor against loss, and including causing a bank or other financial institution to issue a standby letter of credit or other similar instrument for the benefit of any Person, but excluding endorsement for collection or deposit in the ordinary course of business.

         "Contract" has the meaning specified in Section 9.01(q).

         "Conversion Rate" shall mean, for purposes of calculating the Dollar equivalent of any amount in Brazilian Reais, the average of the sale and purchase rates published by Banco Central do Brasil in the SISBACEN (Sistema de Informacoes do Banco Central) electronic system, transaction PTAX800, option 5, offered rate, on the day on which the relevant calculation is to be made.

         "Credit Documentation" means this Agreement, the Security Documents, the Notes, and the Guaranty Agreement and any exhibits or annexes thereto.

         "Cross Default Amount" means, with respect to any Person, an aggregate amount of US$5,000,000.

         "Debt Service" means, with respect to any Person for any period, the sum of (i) the total Interest Expense of such Person and its Subsidiaries during such period, plus (ii) all amounts of principal and interest, if any, paid or required to be paid during such period in respect of Total Debt (excluding Indebtedness in respect of guarantees except to the extent paid by such Person during such period) of such Person and its Subsidiaries (except principal paid in respect of Indebtedness contemplated by clause (b) of the definition of "Permitted Indebtedness" where the funds to pay such principal are provided by a contribution to Paid in Capital and the payment of principal is made within ten
(10) days after receipt of such contribution); provided, however, that amounts of principal which are paid under revolving credit or similar facilities and then reborrowed during the same calendar quarter shall be counted without duplication.

         "Default" means any condition or event which constitutes an Event of Default or which, with the giving of notice or the lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means, for any Interest Period, (a) the applicable LIBOR plus 3.50% per annum in the case of each Co-Borrower other than IMPSAT Comunicacoes Ltda. (Brazil), and (b) thirteen percent (13%) per annum in the case of IMPSAT Comunicacoes Ltda. (Brazil).





MIA1 #1016002.v8                       8                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         "Deferred Revenues" means, with respect to a Co-Borrower and as of the date of determination thereof, the aggregate revenue from IRUs that such Co-Borrower recognizes in its financial statements over the term of such IRUs as of the date of such determination.

         "Definitive Note" means a promissory note substantially in the form of
(i) Exhibit B-1 and issued by IMPSAT S.A. (Argentina), (ii) Exhibit B-2 and issued by IMPSAT Comunicacoes Ltda. (Brazil), (iii) Exhibit B-3 and issued by IMPSAT S.A. (Colombia), (iv) Exhibit B-4 and issued by IMPSATEL Del Ecuador S.A. (Ecuador), and (v) Exhibit B-5 and issued by Telecomunicaciones IMPSAT, S.A. (Venezuela).

         "Dollars" or "$" or "US$" means lawful money of the United States of America.

         "EBITDA" means, with respect to any Person for any period, the Net Income of such Person and its Subsidiaries for such period after (a) restoring thereto amounts deducted for, without duplication, (1) Interest Expense for such period, (2) taxes based upon net income, (3) depreciation and amortization, and
(4) other non-cash charges and (b) deducting therefrom non-cash income or losses (including in the case of Impsat S.A. (Argentina) losses arising from Management Unit Costs) to the extent included in determining Net Income.

         "Ecuador" means the Republic of Ecuador.

         "Ecuador Permitted Indebtedness" means, with respect to IMPSATEL Del Ecuador S.A. (Ecuador), (a) Indebtedness pursuant to the Credit Documentation;
(b) Indebtedness of IMPSATEL Del Ecuador S.A. (Ecuador) to IFN or to any Subsidiary of IMPSATEL Del Ecuador S.A. (Ecuador) or of any such Subsidiary to IMPSATEL Del Ecuador S.A. (Ecuador), in each case for money borrowed; (c) Indebtedness of IMPSATEL Del Ecuador S.A. (Ecuador) for money borrowed from financial institutions which Indebtedness is either fully collateralized by cash deposits of IFN or fully funded by IFN through the acquisition of one hundred percent (100%) participation in such Indebtedness from such financial institution; (d) guarantees by IMPSATEL Del Ecuador S.A. (Ecuador) of obligations of any of its Subsidiaries or guarantees by any such Subsidiary of obligations of IMPSATEL Del Ecuador S.A. (Ecuador); (e) contingent Indebtedness in respect of bonds or letters of credit provided to guarantee bids or performance under contracts in the ordinary course of business; (f) Indebtedness of IMPSATEL Del Ecuador S.A. (Ecuador) which is in existence on the date hereof and set forth on Exhibit J; (g) Quasi Equity; (h) Indebtedness for money borrowed for working capital purposes having an original stated final maturity of three (3) years or less up to a maximum aggregate amount at any time outstanding not to exceed Fifteen Million Dollars (US$15,000,000); (i) Indebtedness incurred in connection with the financing of Capital Expenditures permitted under Section 11.12, (j) Indebtedness for money borrowed having a stated final maturity not earlier than the first anniversary of the Final Maturity Date; and (k) Indebtedness incurred and applied to refinance Indebtedness permitted by each of clauses (a), (b), (c), (f), (g), (h) and (i) above; provided, with respect to any such refinancing






MIA1 #1016002.v8                       9                  MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Indebtedness, that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount of the Indebtedness so refinanced; (ii) such refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has an average life to maturity equal to or greater than the average life to maturity of, the Indebtedness being refinanced; and (iii) such Indebtedness is incurred and/or guaranteed by IMPSATEL Del Ecuador S.A. (Ecuador) and any Subsidiary which had incurred or guaranteed, as the case may be, the Indebtedness to be refinanced.

         "Eligible Assignee" means, (a) the Lender; (b) a commercial bank or savings and loan association or savings bank organized under the laws of the United States of America (or any state thereof) or Canada (or any province thereof), and having total assets in excess of one hundred million Dollars (US$100,000,000); (c) a commercial bank organized under the laws of any other country that is a member of the Basel Accord and the Organization of Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its general arrangements to borrow, or a political subdivision of any such country, and having total assets in excess of one hundred million Dollars (US$100,000,000), so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (c); (d) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is principally engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of one hundred million Dollars (US$100,000,000); and (e) any other Person designated by the Lender and approved by the Guarantor (such approval not to be unreasonably withheld).

         "Equity" means, with respect to any Person at any date, the consolidated stockholders' equity of such Person and its Subsidiaries as of such date, determined in accordance with GAAP.

         "Event of Default" has the meaning specified in Section 13.01.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

         "Existing Stockholders" means (a) each Individual Stockholder, (b) the estate or any guardian, custodian or other legal representative of any Individual Stockholder, (c) any foundation or similar organization organized under Applicable Law which affords voting control to an Individual Stockholder,
(d) any trust for the benefit of any Individual Stockholder or its family members which affords voting control to such Individual Stockholder, (e) any Person in which all of the equity interests are owned directly, or indirectly, by any of the Persons named in clauses (a) through (d).




MIA1 #1016002.v8                       10                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY



         "Facility" means the financing transaction or transactions contemplated by this Agreement, including the Advances outstanding from time to time and the obligations of the Lender to make Advances pursuant to the terms of this Agreement.

         "Final Maturity Date" means July 1, 2005.

         "First Advance" has the meaning specified in Section 7.02.

         "First Interest Payment Date" with respect to any Advance means July 1, 2001, unless the Initial Borrowing Date occurs less than 30 days prior thereto, in which case the First Interest Payment Date shall be the next January 1 or July 1 to occur at least 30 days after the Initial Borrowing Date.

         "First Repayment Date" shall mean July 1, 2002.

         "GAAP" means generally accepted accounting principles, consistently applied in (i) a Co-Borrower's country as applied to a Co-Borrower, and (ii) the United States as applied to the Guarantor.

         "Goods and Services" has the meaning specified in the first WHEREAS clause.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

         "Governmental Approval" has the meaning specified in Section 9.01(c)
(iii).

         "Grid Note" means a promissory note as approved by the Lender substantially in the form of (i) Exhibit A-1 and issued by IMPSAT S.A. (Argentina), (ii) Exhibit A-2 and issued by IMPSAT Comunicacoes Ltda. (Brazil),
(iii) Exhibit A-3 and issued by IMPSAT S.A. (Colombia), (iv) Exhibit A-4 and issued by IMPSATEL Del Ecuador S.A. (Ecuador), and (v) Exhibit A-5 and issued by Telecomunicaciones IMPSAT, S.A. (Venezuela).

         "Guaranty" means the guaranty set forth in Article XII.

         "Guaranty Agreement" means the guaranty agreement executed by the Guarantor and in substantially the form of Exhibit C.

         "Guarantor" has the meaning specified in the Preamble.

         "Guarantor Subsidiaries" means Subsidiaries that are not also Co-Borrowers hereunder.

         "Harris" has the meaning specified in the first WHEREAS clause.





MIA1 #1016002.v8                       11                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         "IFN" means Impsat Fiber Networks, Inc., a Delaware corporation.

         "Import Duties" means payments made by either IMPSAT S.A. (Argentina), IMPSAT S.A. (Colombia), IMPSATEL Del Ecuador S.A. (Ecuador), or
Telecomunicaciones IMPSAT, S.A. (Venezuela), as the case may be, to a Governmental Authority in respect of import duties assessed by such Governmental Authority for the importation of Goods and Services financed hereunder into such Governmental Authority's country.

         "Import Duties Conversion Rate" means, as the date of payment of Import Duties by a Co-Borrower to the appropriate Government Authority in such Co-Borrower's country, the official spot-market exchange rate for Dollars as published in a reputable financial daily newspaper for such date of payment, or, if such spot-market exchange rate is unavailable for such date of payment, an equivalent substitute exchange rate selected or determined by the Lender after consultation with a Co-Borrower.

         "IMPSAT Indentures" means collectively the 2003 Indenture, the 2005 Indenture and the 2008 Indenture.

         "Indebtedness" with respect to any Person means any amount payable by such Person as debtor, borrower or guarantor pursuant to an agreement or instrument involving or evidencing money borrowed or received, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase, or pursuant to a lease with substantially the same economic effect as any such agreement or instrument or any obligation secured by a Lien.

         "Indemnified Liabilities" has the meaning specified in Section 15.15.

         "Indemnity" means an indemnity agreement between the Lender and a Co-Borrower substantially in the form of Exhibit L.

         "Individual Stockholder" means each of the following Persons: Ricardo Verdaguer, Roberto Vivo Chaneton, Enrique Pescarmona, Monica Pescarmona de Baldini, Liliana Pescarmona de Mayol, and Alexander Rivelis.

         "Initial Borrowing Date" means the first Borrowing Date under this Agreement.

         "Initial Purchase Order" means the initial purchase order issued to Harris by a Co-Borrower and in accordance with the terms of the Supply Contract(s).

         "Intelsat" means the International Telecommunications Satellite Organization.

         "Interest Expense" means, with respect to any Person for any period, interest expense, both expensed and capitalized, of such Person and its Subsidiaries for such period, including




MIA1 #1016002.v8                       12                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


accrued interest and the interest component of capital lease obligations, all commissions, discounts, fees and charges.

         "Interest Payment Date" with respect to any Advance means each of the First Interest Payment Date and semiannually thereafter upon January 1 or July 1 as the case may be.

         "Interest Period" with respect to any Advance means the period (i) beginning on the Borrowing Date (in the case of the initial Interest Period) for such Advance or on the last day of the next preceding Interest Period (in the case of any subsequent Interest Period) for such Advance, provided that in case of IMPSAT Comunicacoes Ltda. (Brazil), the initial Interest Period shall begin in accordance with Section 2.08(b), and (ii) ending on the next occurring Interest Payment Date; provided, that any Interest Period which would otherwise end after the Final Maturity Date shall end on the Final Maturity Date.

         "Investment" means the acquisition of any Capital Stock, evidence of Indebtedness, securities (including any option, warrant or other right to acquire any of the foregoing) of, the making of any loans or advances to, the guaranteeing of any obligations of any Person, or the purchase or other acquisition (in one transaction or a series of transactions) of any assets constituting a business unit.

         "Invoice" means any invoice issued by Harris to a Co-Borrower pursuant to the Supply Contract(s) or in respect of a Purchase Order, as the case may be.

         "IRU" means, with respect to any Co-Borrower, the creation of an usufructo under Applicable Law on any portion of such Co-Borrower's telecommunications network (other than the Collateral) or any lease, similar agreement or arrangement pursuant to which such Co-Borrower grants the right to use a portion of its telecommunications network to any Person for a period of time of five (5) or more years in exchange for consideration payable in a form other than periodic payments at quarterly or more frequent intervals.

         "Issuance" means a making of an Advance to a Co-Borrower by the Lender on a specific date.

         "Issuance Date" means any date on which an Issuance is made.

         "Lender" means Harris Canada, Inc. or any Affiliate of Harris Canada, Inc. designated by Harris Canada, Inc. as the Lender, and any assignees under
Section 15.01(b).

         "Lender's Local Counsel" means (i) in Argentina, Alvarez, Prado, Cabanellas y Kelly, (ii) in Brazil, Holland & Knight-Evaldo Ramos Advogados Associados, (iii) in Colombia, Gomez, Pinzon y Associados, (iv) in Ecuador, Bustamante y Bustamante, and (v) in Venezuela, Tinoco, Travieso, Planchart and Nunez.





MIA1 #1016002.v8                       13                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         "LIBOR," for each Interest Period means the rate per annum determined as of two Banking Days before the first day of such Interest Period as the average (rounded upwards to the nearest 1/16th of the percent) of the rates quoted on the Reuters Screen LIBO Page by the banks used as reference banks for such service as the rates offered by such banks for three-month or six-month deposits in Dollars; where the relevant Interest Period would be ninety (90) days or less the three-month deposit rate shall be used, and where the relevant Interest Period is more than ninety (90) days the six-month deposit rate shall be used. If it is not possible to determine LIBOR in this way for any Interest Period, LIBOR shall mean the rate per annum which the Bank, on the date of calculation, is prepared to accept as a rate of return on deposits of Dollars, with first class banks in the London interbank market, or if the Bank cannot make Dollar deposits in London, then in the New York interbank market, in amounts equal or comparable to the relevant amount advanced or principal outstanding, for periods equal or comparable to the relevant Interest Period.

         "License" means any license, concession, authorization, certificate of compliance, franchise, approval or permit, granted or issued by any Governmental Authority and held by a Co-Borrower or any of its Subsidiaries in connection with the Telecommunications Business.

         "Lien" means any mortgage, pledge, lien, charge, attachment, set-off, encumbrance or other security interest in the nature thereof (including, without limitation, any conditional sale agreement, equipment trust agreement or other title retention agreement, or a lease with substantially the same economic effect as any such agreement) or other encumbrance of any nature whatsoever.

         "Loan" at any time means the aggregate principal amount of all Advances to a Co-Borrower hereunder then outstanding.

         "Management Unit Costs" means salaries, benefits, and other personnel costs incurred by IMPSAT S.A. (Argentina) on behalf of management-level employees of the Guarantor.

         "Material Adverse Change" means an event, circumstance or development of whatever nature that has had or could reasonably be expected to have a Material Adverse Effect.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, results of operations, condition (financial or otherwise) or prospects of any of the Guarantor and its Subsidiaries taken as a whole, IMPSAT S.A. (Argentina), or IMPSAT Comunicacoes Ltda. (Brazil), (b) the ability of any Co-Borrower or the Guarantor to perform their respective obligations under any of the documentation comprising the Facility; (c) the rights and remedies of the Lender under this Agreement, the Security Documents, the Notes or the Guaranty Agreement; (d) the validity or enforceability of this Agreement, the Security Documents, the Notes or the Guaranty Agreement; (e) the Licenses or the rights of the Co-Borrower thereunder; or (f) the Collateral.





MIA1 #1016002.v8                       14                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         "Net Income" means, for any period, the net income (loss) of a Person and its Subsidiaries, determined on a consolidated basis, for such period in accordance with GAAP.

         "New Skies" means New Skies Satellites N.V.

         "Note" means a Grid Note or a Definitive Note.

         "Notice" has the meaning specified in Section 15.03.

         "Obligations" means, without duplication, all present and future Advances, Loans, Indebtedness, Taxes, liabilities, obligations, covenants, duties, and debts, owing by each Co-Borrower to the Lender, arising under or pursuant to this Agreement, including, without limitation, all principal, interest, charges, expenses, fees and any other sums chargeable to such Co-Borrower hereunder.

         "Organization Documents" means, with respect to any Person (other than an individual), its founding act, charter, certificate of incorporation, by-laws, memorandum or articles of association, contrato social, estatuto social, and other similar documents regarding it's organization or constitution.

         "Paid in Capital" means, with respect to any Person, at any time, the aggregate amount of capital contributed to such Person in the form of cash or capitalized Indebtedness.

         "Party" or "Parties" has the meaning specified in the opening paragraph of this Agreement.

         "Payment Date" means a date upon which a payment of principal or interest is due and payable hereunder, or if such date is not a Banking Day, the next Banking Day.

         "Permitted Fianzas" means, with respect to a Co-Borrower, any and all fianzas issued on behalf of a Co-Borrower in the ordinary course of business in favor of (a) telecommunications providers in such Co-Borrower's country pursuant to interconnection agreements, (b) any other Person to secure the payment by such Co-Borrower of operating expenses to such Person, or (c) a Governmental Authority which is a customer of such Co-Borrower pursuant to the Co-Borrower's contract with such customer.

         "Permitted Indebtedness" means, as the context requires, Argentina Permitted Indebtedness, Brazil Permitted Indebtedness, Colombia Permitted Indebtedness, Ecuador Permitted Indebtedness, or Venezuela Permitted Indebtedness including, in each such instance, amounts that have been committed but not disbursed.

         "Permitted Investments" means: (a) Temporary Cash Investments; (b) Investments in the form of inter-company Indebtedness which constitutes Permitted Indebtedness; (c) accounts





MIA1 #1016002.v8                       15                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


receivable owing to such Co-Borrower or any Subsidiary thereof if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (d) payroll, travel and similar advances and advances to suppliers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (e) stock, obligations or securities received in satisfaction of judgments, work-outs, assignments for the benefit of creditors or other similar judicial proceedings; (f) investments in Capital Stock of Intelsat or New Skies to the extent permitted by the IMPSAT Indentures, and (g) the existing Investments of IMPSATEL Del Ecuador S.A. (Ecuador) in TransTeledatos SA, a sociedad anonima organized under the laws of Ecuador.

         "Permitted Liens" means:

         (a)      Liens established pursuant to the terms hereof;

         (b) Liens securing taxes not yet due or being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, seizure, arrest, sale, collection, levy or loss on account thereof);

         (c) nonconsensual statutory Liens which are imposed by Applicable Law arising in the ordinary course of business and securing obligations which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

         (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs;

         (e) easements, rights-of-way, restrictions and other similar encumbrances on real property which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property to the Co-Borrower or materially interfere with the ordinary conduct of the business of the Co-Borrower or a Subsidiary;

         (f) Liens arising by virtue of any Applicable Law in favor of banks or other financial institutions on cash or rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution;

         (g) Liens on goods (and the documents of title relating thereto) the purchase price, shipment or storage of which is financed by a documentary letter credit issued for the account of a Co-Borrower or a Subsidiary thereof in the ordinary course of business, provided that





MIA1 #1016002.v8                       16                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


such Lien secures only the obligations of such Co-Borrower or such Subsidiary in respect of such letter of credit;

         (h) any interest or title of a lessor or vendor in the property subject to any lease or installment sale;

         (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business (and as to which the property subject to any such Lien is not yet subject to foreclosure, seizure, arrest, sale, collection, levy or loss on account thereof);

         (j) Liens on interests of IMPSAT S.A. (Argentina) in Intelsat and New Skies in favor of Credit Lyonnais;

         (k)      Liens arising under any IRU;

         (l)      Liens on or sales of existing or future receivables; and

         (m) Liens (including extensions and renewals thereof) upon real or personal property, provided that (i) such Lien is created solely for the purpose of securing Indebtedness incurred (1) to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six (6) months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (ii) the principal amount of the Indebtedness secured by such Lien does not exceed one hundred percent (100%) of such cost and (iii) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item.

         "Person" means an individual, corporation, association, limited liability company, limited liability partnership, partnership, estate, trust, unincorporated organization or a government or any agency or political subdivision thereof.

         "Pledge Agreement" means a pledge agreement, executed and delivered by each Co-Borrower to the Lender securing such Co-Borrower's Obligations hereunder by granting a security interest to the Lender in the equipment financed hereunder and registered with the appropriate Governmental Authority in such Co-Borrower's country.

         "Pledged Shareholder Note" means any of (a) a promissory note of IMPSAT S.A. (Argentina) endorsed and delivered in pledge to Nortel Networks Corporation evidencing Indebtedness of IMPSAT S.A. (Argentina) for money borrowed from the Guarantor (i) the principal amount of which is payable in a single payment not earlier than the first anniversary





MIA1 #1016002.v8                       17                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


of the maturity date of the loans evidenced by the Loan Agreement among Nortel Networks Corporation, IMPSAT S.A. (Argentina), and lenders thereunder dated as of October 25, 1999, and (ii) the interest on which is payable at a per annum rate no greater than the rate payable on the securities issued under the 2008 Indenture, or (b) a promissory note of IMPSAT Comunicacoes Ltda. (Brazil) endorsed and delivered in pledge to Nortel Networks Corporation evidencing Indebtedness of IMPSAT Comunicacoes Ltda. (Brazil) for money borrowed from the Guarantor (i) the principal amount of which is payable in a single payment not earlier than the first anniversary of the maturity date of the loans evidenced by the Loan Agreement among Nortel Networks Corporation, IMPSAT Comunicacoes Ltda. (Brazil), and lenders thereunder dated as of October 25, 1999, and (ii) the interest on which is payable at a per annum rate no greater than the rate payable on the securities issued under the 2008 Indenture

         "Proceeding" has the meaning specified in Section 15.11.

         "Process Agent" means CT Corporation System, with offices at 111-Eighth Avenue, New York, NY 10011 USA, as agent for purposes of receiving service of process or other legal summons from a Person in any action or proceeding in the courts of the State of New York or the Federal courts sitting in the City of New York.

         "Purchase Order" means the provision of a purchase order, issued by a Co-Borrower pursuant to the terms of the Supply Contract(s) and accepted by Harris for the shipment of Goods and Services on a date that is no earlier than November 28, 2000 and no later than the last day of the Availability Period.

         "Quasi Equity" means the aggregate principal amount of all Pledged Shareholder Notes.

         "Reais" means the lawful currency of Brazil.

         "Repayment Date" with respect to any Advance means each of the First Repayment Date and semiannually thereafter upon January 1 or July 1 as the case may be.

         "Restricted Obligations" means (a) any Capital Stock of a Co-Borrower;
(b) any Capital Stock of any Subsidiary of such Co-Borrower that is not owned by such Co-Borrower; (c) any warrants or options to purchase any Capital Stock of such Co-Borrower or any Subsidiary of such Co-Borrower; (d) any Indebtedness or other payment obligation of any kind from such Co-Borrower or any Subsidiary of such Co-Borrower to any shareholder of such Co-Borrower or of any Subsidiary of such Co-Borrower; and (e) any obligation to any Person that is guaranteed in whole or in part by any Subsidiary of a Co-Borrower whether now existing or hereafter created.

         "Restricted Payment" means the declaration or payment of any dividend or distribution in respect of, or any payment of principal, interest, premium or any other amount in respect





MIA1 #1016002.v8                       18                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


of, or the purchase, redemption, defeasance, retirement or other acquisition of, any Restricted Obligation, or the setting aside of any assets (in any sinking fund or analogous fund or otherwise) for any such purpose.

         "Revenue Recognition from IRUs" means, with respect to a Co-Borrower and as of a date of determination thereof, the portion of Deferred Revenues that such Co-Borrower recognizes as revenue under its financial statements for the four (4) consecutive calendar quarters occurring prior to such date of determination.

         "Second Advance" has the meaning specified in Section 7.03.

         "Security Documents" means a Pledge Agreement or such documentation as the Lender may require pursuant to the terms hereof for purposes of obtaining a perfected security interest in the Collateral with respect to a Co-Borrower.

         "Subsidiary" means, with respect to a Co-Borrower or the Guarantor, at any time, any entity of which more than fifty percent (50%) of the outstanding voting stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) is at the time beneficially owned or controlled directly or indirectly by such Co-Borrower or the Guarantor (as the case may be), by one or more such entities or by such Co-Borrower or the Guarantor (as the case may be) and one or more such entities.

         "Supplemental Documentation" means agreements, instruments, documents, certificates, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, schedules of accounts assigned, mortgages and other written materials necessary or requested by the Lender to perfect and maintain perfected the Lender's security interest in the Collateral and/or to consummate the transactions contemplated in or by this Agreement and the Security Documents.

         "Supply Contract(s)" has the meaning specified in the first WHEREAS clause.

         "Taxes" has the meaning specified in Section 5.01.

         "Telecommunications Business" means telecommunications services, value added telecommunications services, radio paging, mobile telecommunications, personal telecommunications services, trunking, transport of broadcasting signals, information technology, Internet services and related and ancillary services in Co-Borrower's country in which such Co-Borrower or any of its Subsidiaries is from time to time engaged.

         "Temporary Cash Investment" means, as to any Co-Borrower, any of the following: (a) direct obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof, (b) time deposit accounts, certificates of deposit and money market deposits maturing within one





MIA1 #1016002.v8                       19                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY



year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of fifty million Dollars (US$50,000,000) (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money market fund sponsored by a registered broker dealer or mutual fund distributor, (c) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above, (d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of any Co-Borrower or the Guarantor) organized and in existence under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America with a rating the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investor Service, Inc. ("Moody's") or "A-1" (or higher) according to Standard & Poor's Ratings Services ("S&P"), (e) securities with maturities of six (6) months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or Moody's, and (f) certificates of deposit maturing not more than one (1) year after the acquisition thereof by a Co-Borrower or a Subsidiary thereof and issued by any of the ten (10) largest banks (based on assets as of December 31, 2000) organized under the laws of such Co-Borrower's country provided that any such bank is not under intervention, receivership or any similar arrangement at the time of the acquisition of such certificates of deposit.

         "Total Debt" means, at any date, all indebtedness of a Co-Borrower and its Subsidiaries at such date other than the subordinated indebtedness.

         "Total Equity" means, with respect to any Person at any date, the sum of (a) the Equity of such Person as of such date, plus (b) the Quasi Equity of such Person as of such date.

         "2003 Indenture" means the Indenture dated as of July 30, 1996 and as amended on May 13, 1997 among IFN, as Issuer, IMPSAT S.A. (Argentina) as Guarantor, and The Bank of New York as Trustee, relating to the 12 1/8% Senior Guaranteed Notes due 2003 of IMPSAT Corporation.

         "2005 Indenture" means the Indenture dated February 16, 2000 between IFN, as Issuer, the Bank of New York, as Trustee, Registrar and Paying Agent, and The Banque Internationale a Luxembourg S.A., as Paying Agent and Transfer Agent, relating to the 13 3/4% Senior Notes due 2005 of IFN.





MIA1 #1016002.v8                       20                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         "2008 Indenture" means the Indenture dated as of June 17, 1998 between IFN, as Issuer, and The Bank of New York, as Trustee, relating to the 12 3/8% Senior Notes due 2008 of IFN.

         "United States" means the United States of America.

         "Venezuela" means the Bolivarian Republic of Venezuela.

         "Venezuela Permitted Indebtedness" means, with respect to Telecomunicaciones IMPSAT, S.A. (Venezuela), (a) Indebtedness pursuant to the Credit Documentation; (b) Indebtedness of Telecomunicaciones IMPSAT, S.A. (Venezuela) to IFN or to any Subsidiary of Telecomunicaciones IMPSAT, S.A. (Venezuela) or of any such Subsidiary to Telecomunicaciones IMPSAT, S.A. (Venezuela), in each case for money borrowed; (c) Indebtedness of Telecomunicaciones IMPSAT, S.A. (Venezuela) for money borrowed from financial institutions which Indebtedness is either fully collateralized by cash deposits of IFN or fully funded by IFN through the acquisition of one hundred percent (100%) participation in such Indebtedness from such financial institution; (d) guarantees by Telecomunicaciones IMPSAT, S.A. (Venezuela) of obligations of any of its Subsidiaries or guarantees by any such Subsidiary of obligations of Telecomunicaciones IMPSAT, S.A. (Venezuela); (e) contingent Indebtedness in respect of bonds or letters of credit provided to guarantee bids or performance under contracts in the ordinary course of business; (f) Indebtedness of Telecomunicaciones IMPSAT, S.A. (Venezuela) which is in existence on the date hereof and set forth on Exhibit J; (g) Quasi Equity; (h) Indebtedness for money borrowed for working capital purposes having an original stated final maturity of three (3) years or less up to a maximum aggregate amount at any time outstanding not to exceed Fifteen Million Dollars (US$15,000,000); (i) Indebtedness incurred in connection with the financing of Capital Expenditures permitted under Section 11.12, (j) Indebtedness for money borrowed having a stated final maturity not earlier than the first anniversary of the Final Maturity Date; and (k) Indebtedness incurred and applied to refinance Indebtedness permitted by each of clauses (a), (b), (c), (f), (g), (h) and (i) above; provided, with respect to any such refinancing Indebtedness, that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount of the Indebtedness so refinanced; (ii) such refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has an average life to maturity equal to or greater than the average life to maturity of, the Indebtedness being refinanced; and (iii) such Indebtedness is incurred and/or guaranteed by Telecomunicaciones IMPSAT, S.A. (Venezuela) and any Subsidiary which had incurred or guaranteed, as the case may be, the Indebtedness to be refinanced.

         "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.





MIA1 #1016002.v8                       21                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         "Wholly Owned Subsidiary" means, with respect to any Person, a subsidiary of which securities (except for directors' qualifying shares) of other ownership interests representing 99.9% of the equity or 99.9% of the ordinary voting power or 99.9% of the general partnership interest are, at the time any determination is being made, owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries.

         Section 1.02.  Principles of Construction

         (a) The meanings set forth for defined terms in Section 1.01 or elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined.

         (b) Unless otherwise specified, all reference in this Agreement to Articles, Sections and Exhibits are to Articles, Sections and Exhibits in or to this Agreement.

         (c) The headings of the Articles and Sections in this Agreement are included for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         (d) Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns.

                                   ARTICLE II
                          COMMITMENT; CREDIT OF ADVANCE

         Section 2.01. Commitment to Lend. On the terms and subject to the conditions set forth herein, the Lender shall, upon a Co-Borrower's request made in accordance with Section 2.02, make advances hereunder to such Co-Borrower during the Availability Period in amounts corresponding to the payment obligations of such Co-Borrower specified in an Invoice issued pursuant to the terms of either the Supply Contract(s) or as Harris otherwise issues in respect of a Purchase Order (each such advance, an "Advance"); provided, however, that the principal amount of the Advances made by the Lender hereunder shall not, in the aggregate, exceed the Commitment, and the aggregate principal amount of Advances made to any Co-Borrower shall not exceed the applicable sublimit set forth in the definition of "Commitment". In no event shall the Lender be obligated to advance cash to or on behalf of any Co-Borrower hereunder except in respect of Import Duties or pursuant to a Brazil Notice of Borrowing.

         Section 2.02. Notice of Intention and Commitment to Borrow.

         (a) Subject to Section 2.01, the Parties hereby agree that the issuance of a Purchase Order by a Co-Borrower (except IMPSAT Comunicacoes Ltda. (Brazil)) shall constitute such Co-Borrower's irrevocable commitment to borrow an amount equal to the amount specified in Harris' Invoice issued in respect thereof ("Advance Amount") on the Issuance Date of such





MIA1 #1016002.v8                       22                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Invoice, or if such date is not a Banking Day, the date of the next-occurring Banking Day ("Borrowing Date"), and

         (b) Borrowings for IMPSAT Comunicacoes Ltda. (Brazil) shall be made subject to the terms of Section 2.08.

         (c) Except to the extent provided in Section 2.02(d) with respect to IMPSAT S.A. (Colombia), borrowings in respect of Import Duties shall be made upon the Lender's receipt of a request for reimbursement therefor, made by a Co-Borrower, in each case detailing the amounts paid by such Co-Borrower, or on its behalf, to the appropriate Governmental Authority, the dates of such payments and the amounts of such payments in Dollars, determined at the Import Duties Conversion Rate. Such request for reimbursement of Import Duties shall constitute an irrevocable commitment by such Co-Borrower to borrow such amounts hereunder. Each request for reimbursement of Import Duties hereunder shall be accompanied by a statement executed by the chief financial officer of such Co-Borrower either (a) specifying the Import Duties Conversion Rate for the payment date of such Import Duties, or (b) certifying that an official spot-market exchange rate in Dollars was unavailable on the payment date. In the event that an official spot-market exchange rate is unavailable on a payment date for Import Duties, the Lender and the respective Co-Borrower shall consult with each other to determine an appropriate substitute exchange rate. In the event that the Lender and such Co-Borrower fail to agree on such substitute exchange rate after ten (10) days, the Lender shall determine such substitute exchange rate, taking into account for such purposes the most recently published spot-market exchange rate for Dollars in such Co-Borrower's country. Such determination by the Lender shall then be deemed to constitute the Import Duties Conversion Rate for purposes of financing such Import Duties hereunder.

         (d) For purposes of Section 2.02(c), Telecomunicaciones IMPSAT, S.A. (Venezuela) shall submit all requests for reimbursement of Import Duties on behalf of IMPSAT S.A. (Colombia), and the Lender shall disburse all amounts approved for financing pursuant to Section 2.03(c) to Telecomunicaciones IMPSAT, S.A. (Venezuela) as Advances to Telecomunicaciones IMPSAT, S.A. (Venezuela).

         Section 2.03. Making of Advances; Credit of Advance Amount.

         (a) Subject to the conditions for the making of Advances by the Lender set forth herein, the Lender shall, on each Borrowing Date, (i) credit the related Advance Amount against the amounts due to it by such Co-Borrower under each Purchase Order or (ii) disburse, in accordance with Section 2.08, the Advance Amount to IMPSAT Comunicacoes Ltda. (Brazil) (via wire instructions to be provided to Harris do Brasil Ltda. by IMPSAT Comunicacoes Ltda. (Brazil) pursuant to a side letter to be entered into among Harris do Brasil Ltda., IMPSAT Comunicacoes Ltda. (Brazil), and a commercial bank acceptable to Harris do







MIA1 #1016002.v8                       23                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY




Brasil Ltda.) in Dollars at the Conversion Rate determined as of the date of the Brazil Notice of Borrowing (as defined in Section 2.08);

         (b) Pursuant to Section 2.06, the Lender shall make the amount of each Advance available by ledger entry of a credit against the Purchase Order or Brazil Notice of Borrowing (as the case may be) on the related Borrowing Date to such account as may be specified by the Lender or by Harris to the Lender.

         (c) Pursuant to Section 2.02(c) and not later than 1:00 p.m. (New York time), the Lender shall arrange for a wire transfer of immediately available funds in Dollars in the amount specified in the request for reimbursement issued in respect of such Import Duties to an account of such Co-Borrower at a commercial bank pursuant to wire instructions to be provided to the Lender by such Co-Borrower in such request for reimbursement.

         Section 2.04. Commitments Not Revolving. The Lender's commitment to lend hereunder is not revolving in nature, and any amounts of Advances repaid or prepaid may not be reborrowed.

         Section 2.05. Intentionally Left Blank.

         Section 2.06. Loan Account. The Lender shall maintain five separate loan accounts on its books, one in the name of each Co-Borrower in which will be recorded each Advance made to such Co-Borrower and all payments of principal of and interest on each Advance. The entries in said account (in the absence of manifest error in the making thereof) shall constitute prima facie evidence of the outstanding principal of and interest on each Advance from time to time.

         Section 2.07. Acknowledgment of Advances. On a quarterly basis as the Lender shall determine and until all amounts under this Agreement have been fully advanced, each Co-Borrower will receive from the Lender an acknowledgment of all Advances made hereunder to such Co-Borrower ("Acknowledgment of Advances"). Upon receipt by a Co-Borrower of each Acknowledgment of Advances from the Lender, such Co-Borrower shall examine and confirm that the information contained in such Acknowledgment of Advances is true and accurate by returning a copy of such Acknowledgment of Advances signed by an authorized officer of such Co-Borrower to the Lender within three (3) Banking Days. Should such Co-Borrower believe that the information contained in such Acknowledgment of Advances to not be accurate with respect to the Advances previously received by such Co-Borrower, such Co-Borrower shall immediately give Notice to the Lender thereof. Should such Co-Borrower give Notice to the Lender that such Co-Borrower believes that the Acknowledgment of Advances received is inaccurate, the Parties agree, upon Notice having been received by the Lender within three (3) Banking Days of such Acknowledgment of Advances, to consult with each other regarding such Co-Borrower's concerns and shall, if necessary, cause reissuance of such




MIA1 #1016002.v8                       24                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Acknowledgment of Advances to which such Co-Borrower shall confirm that the information contained therein is true and correct and return such Acknowledgment of Advances signed by an authorized officer of such Co-Borrower to the Lender with three (3) Banking days of such reissuance. In the event that the Parties are unable to agree upon the content of the Acknowledgment of Advances, the Lender shall have the right, but not the obligation, to suspend further Advances pursuant to Section 13.05.

         Section 2.08.  Brazil Notice of Borrowing.

         (a) For Advances made to IMPSAT Comunicacoes Ltda. (Brazil), the Lender shall have received prior to the date of such Advance a notice of borrowing from such Co-Borrower in substantially the form of Exhibit I ("Brazil Notice of Borrowing"). No Advance shall be made hereunder by the Lender to IMPSAT Comunicacoes Ltda. (Brazil) until the Brazil Notice of Borrowing, the conditions for disbursement of Advances, and the requirements of Section 2.03 are fulfilled to the satisfaction of the Lender.

         (b) Not later than 1:00 p.m. (New York time) on the proposed Issuance Date, the Lender shall arrange for a wire transfer of immediately available funds in the amount of the principal amount of the Advances to be made pursuant to such Issuance to an account of IMPSAT Comunicacoes Ltda.(Brazil) at a commercial bank designated by the Lender pursuant to wire instructions set forth in the Brazil Notice of Borrowing. Notwithstanding anything herein to the contrary, no interest shall accrue on any such Advance until the funds constituting such Advance are deposited in such account.

         (c) The Dollar amount for any Advance made under this Section 2.08 shall be established by converting the corresponding amount of Reais at the Conversion Rate determined as of the date of the relevant Brazil Notice of Borrowing.

                                   ARTICLE III
                                    REPAYMENT

         Section 3.01. Repayment.

         (a) Except as otherwise expressly provided herein, each Co-Borrower shall repay each Advance made to such Co-Borrower as specified herein.

         (b) Each Co-Borrower shall pay to the Lender or its order, an aggregate of outstanding principal amounts of the Advances made to such Co-Borrower payable hereunder in seven (7) substantially equal, consecutive installments on successive Repayment Dates commencing on the First Repayment Date, or, if Advances are made after the First Repayment Date, each installment shall be in an amount equal to the result obtained by dividing the amount of the Advances outstanding made to such Co-Borrower 30 days prior to the next-occurring Repayment Date on which such installment is due by the number of installments then




MIA1 #1016002.v8                       25                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


remaining to be paid, provided always that the last such installment shall be in the amount necessary to repay in full the principal balance then outstanding.

         Section 3.02. Optional Prepayment. A Co-Borrower may prepay any Advance made hereunder without premium or penalty in whole or in part on the last day of any Interest Period for the Advance to be prepaid; provided, that (i) no Default shall have occurred, and (ii) any prepayment in part be made in a minimum amount of US$500,000; and provided, further, that outstanding Advances may be prepaid under this Section 3.02 only in the inverse order of maturity. If a Co-Borrower wishes to make such a prepayment, it shall give the Lender Notice to that effect not later than thirty (30) days before the date of the prepayment, specifying the date on which the prepayment is to be made and the amount to be prepaid. Such Notice shall constitute such Co-Borrower's irrevocable commitment to prepay that amount on that date, together with interest accrued on the amount prepaid to but excluding the prepayment date.

         Section 3.03  Intentionally Left Blank.

         Section 3.04. Changes in Market and Exchange Control. Except with respect to Advances made to IMPSAT Comunicacoes Ltda., in the event that prior to the commencement of any Interest Period, the Lender shall have determined (which determination, in the absence of manifest error, shall be final, conclusive and binding upon the Co-Borrowers and the Guarantor) that the ability of the Lender to make or maintain Advances pursuant to Section 2.01 in Dollars during the ensuing Interest Period has become impractical or has been materially adversely affected because:

         (a) of any material adverse change in or the termination of the London Interbank Eurodollar Market for Dollars;

         (b) of reasons generally affecting the London Interbank Eurodollar Market, there exist no adequate and fair means for ascertaining the rate of interest applicable to the principal indebtedness of the Co-Borrowers to the Lender constituted by Advances made pursuant to Section 2.01 for such Interest Period; or

         (c) of reasons generally affecting the London Interbank Eurodollar Market, deposits in Dollars are not available to the Lender in the London Interbank Eurodollar Market in sufficient amounts in the ordinary course of business for such Interest Period;

then, and in any such case, the Lender shall promptly notify the Co-Borrowers and the Guarantor of such determination and shall, within the next succeeding 60 days after such notice thereof, deliver to the Co-Borrowers and the Guarantor in writing the terms of a substitute basis for the continuation of the indebtedness of the Co-Borrowers and the Guarantor pursuant to Section 2.01 which is, financially, the substantial equivalent to the Lender of the basis provided herein, including the funding of such indebtedness in a financial market other than the London Interbank Eurodollar Market. The terms of the substitute basis for such indebtedness





MIA1 #1016002.v8                       26                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


shall be retroactive to and effective from the beginning of the then current Interest Period and the provisions of this Agreement respecting such indebtedness of the Co-Borrowers and the Guarantor, shall be, ipso facto, amended to accord with the terms of the substitute basis. Notwithstanding anything to the contrary contained in this Agreement respecting prepayment, in the event the Lender gives the notice provided for in this Section 3.04, the Co-Borrowers, collectively but not individually shall have the right, upon notice to that effect (which notice shall be irrevocable) delivered to the Lender at least 30 days prior to the next Interest Payment Date, to prepay in full on such Interest Payment Date the principal indebtedness of the Co-Borrowers to the Lender pursuant to Section 2.01 together with interest accrued thereon at the substitute basis and all other sums due hereunder with respect to such indebtedness to the date of such prepayment. In the event of such prepayment, the obligation of the Lender to make any further credit available under Section 2.01 shall, at the Lender's option, thereupon terminate. If any Co-Borrower does not give such notice and prepay in accordance with the foregoing, then such Co-Borrower shall execute and deliver to the Lender any and all further instruments as the Lender deems necessary or advisable to reflect the substitute basis for the indebtedness of such Co-Borrower to the Lender pursuant to Section 2.01.

         Section 3.05. Application of Payments. All payments by or for the account of a Co-Borrower under this Agreement shall be applied first to all amounts then due and payable other than principal and interest in such order as the Lender may elect, then to interest due and payable, then to principal due and payable, and lastly to prepayment of installments of principal in inverse order of maturity.

         Section 3.06. Place and Manner of Payment. Amounts payable by each Co-Borrower and the Guarantor hereunder shall be made without set-off or counterclaim in Dollars to the credit of the Lender not later than 11:00 a.m. (New York City time) on the day such payment is due and in funds for same day settlement, at the Lender or at such other account or financial institution as the Lender may from time to time notify the Co-Borrowers and the Guarantor. Each Co-Borrower and the Guarantor, as the case may be, shall provide a copy of its payment instructions (including its transfer reference number), showing how funds are being transferred, by telefax to the Lender.

         All amounts due under this Agreement shall be payable solely in Dollars. Each Co-Borrower agrees that, notwithstanding any foreign exchange restriction or prohibition in the jurisdiction of such Co-Borrower, any and all payments under this Agreement will be made in Dollars, payable at the location in Co-Borrower's country as the Lender so requires, and each Co-Borrower shall take any action necessary to obtain due authorization to meet its obligations hereunder. If, under such exchange control system, there exists an official controlled exchange rate and a free market exchange rate, including, in the case of a free market exchange rate, the possibility or requirement of obtaining foreign currency through the purchase of bonds, titles of credit, indentures or any similar document or instrument, such Co-Borrower shall be obliged to purchase foreign currency in the most expeditious legal manner to meet its





MIA1 #1016002.v8                       27                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


obligations hereunder, even if the free market is at a higher exchange rate than the official controlled exchange rate, and even if the acquisition of such foreign currency must be, or may be, effected through the purchase of such bonds, titles of credit, indentures or similar documents or instruments, even at a higher exchange rate. In the event a Co-Borrower is not able to obtain Dollars by any other means following the occurrence of any such prohibition or restriction, such Co-Borrower shall, at its own expense, provide an equal amount of Dollar-denominated securities of the country of such Co-Borrower that are liquid and available in the said country's market or any liquid public or private debt or equity security quoted in Dollars and traded in the United States markets and the amount shall be such that, when sold in the United States market, the net proceeds of the sale in the same as the amounts due hereunder.

                                   ARTICLE IV
                               INTEREST; EXPENSES

         Section 4.01. Base Rate and Brazil Rate.

         (a) Each Co-Borrower other than IMPSAT Comunicacoes Ltda. (Brazil) shall pay to the Lender or its order interest on the aggregate amount of Advances to such Co-Borrower and outstanding from time to time at the Base Rate. IMPSAT Comunicacoes Ltda. (Brazil) shall pay to the Lender or its order interest on the aggregate amount of Advances to such Co-Borrower and outstanding from time to time at the Brazil Rate. All interest accrued hereunder shall be calculated and payable in arrears on each Interest Payment Date. If an Advance is made within the 30 days before an Interest Payment Date, interest shall be calculated from the date of the Advance but be paid on such Advance starting only on the next occurring Interest Payment Date after the Advance is made. Interest at the Base Rate shall be calculated on the basis of the actual number of days elapsed divided by 360; the actual yearly rate of interest equivalent to each of the rates determined as above and calculated in such manners is such rate multiplied by the actual number of days in the year divided by 360. Interest at the Brazil Rate shall be calculated on the actual number of days elapsed (including the first day but not including the last day of each Interest Period).

         (b) The Lender shall give Notice to each Co-Borrower subject to the Base Rate of LIBOR for each Interest Period after each determination thereof.

         (c) Except as otherwise expressly provided herein, accrued interest on each Advance made hereunder shall be payable on each Interest Payment Date with respect to such Advance.

         Section 4.02. Interest on Amounts in Default. If a Co-Borrower fails to pay any amount when due and payable hereunder, such Co-Borrower shall pay interest on such amount at an interest rate equal to the Default Rate. Such interest shall accrue from the date of Default for so long as such Default shall continue, and shall be payable on demand and compounded on




MIA1 #1016002.v8                       28                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


each Interest Payment Date, before and after demand and judgment until paid. For Loans in which interest has been accruing at the Base Rate, interest at the Default Rate shall be calculated on the basis of the actual number of days elapsed divided by 360; the actual yearly rate of interest to which the said rate so calculated is equivalent is the said rate multiplied by the actual number of days in the year divided by 360. For Loans in which interest has been accruing at the Brazil Rate, interest at the Default Rate shall be calculated on the basis of the actual number of days elapsed (including the first day but not including the last day of the relevant Interest Period).

         Section 4.03. Fees and Initial Expenses. The Co-Borrowers shall pay to the Lender the Administrative Fee, which shall be non-refundable, on the date hereof. The Co-Borrowers shall pay to the Lender the Commitment Fee on the due dates therefor. The Co-Borrowers shall reimburse the Lender on a date not later than the earlier of (i) the Initial Borrowing Date, or (ii) the thirtieth (30th) day following the date of execution of this Agreement, for all reasonable and documented expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery and administration of the Credit Documentation and any amendment or waiver with respect thereto. All documents or information to be furnished to the Lender by the Co-Borrowers and the Guarantor shall be supplied at the expense of the Co-Borrowers and the Guarantor. The Co-Borrowers and the Guarantor shall pay, within 30 days of the Lender's billing therefor, the reasonable and documented fees and expenses of independent legal counsel for the Lender and all other costs and expenses incurred by the Lender in connection with this Agreement, including without limitation, (x) the negotiation, preparation, execution, and delivery of this Agreement in an amount not to exceed US$225,000 and (y) any amendments or waivers with respect to this Agreement.

         Section 4.04. Enforcement Expenses. Each Co-Borrower shall promptly reimburse the Lender for all reasonable out-of-pocket expenses incurred by the Lender (including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Lender) in connection with the preservation or enforcement of any right of the Lender under the Credit Documentation.

                                    ARTICLE V
                                      TAXES

         Section 5.01. Taxes.

         (a) Any and all payments by the Co-Borrowers or the Guarantor under this Agreement, the Guaranty Agreement or the Notes (including, without limitation, payments with respect to the Advances) shall be made free and clear of and without deduction for any and all present and future taxes, levies, duties, imposts, deductions, charges, fees or withholdings, and all interest, penalties and other liabilities with respect thereto, imposed by any Governmental Authority of Argentina, Brazil, Colombia, Ecuador, Venezuela, or any



MIA1 #1016002.v8                       29                 MASTER LOAN AGREEMENT


 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


other Governmental Authority pertaining to any jurisdiction from or through which any payment is made hereunder or under the Notes, the Guaranty or the Security Documents, other than income or franchise taxes imposed on the Lender by the laws of the jurisdiction in which it is resident or organized (collectively, "Taxes").

         (b) If any Taxes shall be required by law to be deducted from or in respect of any sum payable under this Agreement, the Guaranty Agreement or any Note to the Lender, then (i) the sum payable by such Co-Borrower or the Guarantor shall be increased as may be necessary so that after making all required deductions, the Lender shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Co-Borrower or the Guarantor, as the case may be, shall make such deductions and (iii) such Co-Borrower or the Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxing authority in accordance with Applicable Law.

         Section 5.02. Receipt of Payment. Within thirty (30) days after the date of any payment of Taxes withheld by a Co-Borrower in respect of any payment to the Lender, such Co-Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof.

         Section 5.03. Other Taxes. Each Co-Borrower and the Guarantor shall pay any Taxes that may be imposed by any Governmental Authority (other than Canada) in connection with the execution, delivery or registration of this Agreement, the Guaranty Agreement or the Notes issued hereunder or the filing, registration, recording or perfecting of any security interest contemplated by this Agreement or the Security Documents.

         Section 5.04. Indemnification. If the Lender pays any Taxes that a Co-Borrower or the Guarantor is required to pay pursuant to this Article V, such Co-Borrower or the Guarantor shall indemnify the Lender on demand in full in the currency in which such Taxes are paid, whether or not such Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to, but excluding, the date of reimbursement at the Default Rate.

                                   ARTICLE VI
                                    THE NOTES

         Section 6.01. Grid Notes. Each Co-Borrower agrees that to evidence further its obligation to repay all Advances with interest accrued thereon, it shall not later than the Initial Borrowing Date hereunder issue and deliver to the Lender, in accordance with the written instructions of the Lender, one Grid Note. Each Grid Note shall be valid and enforceable as to its principal amount at any time only to the extent of the aggregate amounts then disbursed and outstanding under the Loans, and, as to interest, only to the extent of the interest accrued






MIA1 #1016002.v8                       30                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


thereon. Any notations by the Lender on any Grid Note regarding payments made on account of the principal thereof, in absence of manifest error, shall be conclusive and binding.

         Section 6.02. Definitive Notes. No later than ten (10) days after the expiration of the Availability Period, each Co-Borrower shall issue and deliver to the Lender the following: (a) a series of seven (7) Definitive Notes in exchange for the Grid Note previously issued and delivered in accordance with
Section 6.01, whereupon the Lender shall surrender such previously issued Grid Note for cancellation to such Co-Borrower, and (b) a legal opinion of counsel in such Co-Borrower's country confirming the statements under the opinion originally delivered to the Lender pursuant to Section 7.01(d)(i) or 7.02(g), as the case may be. The principal aggregate amount of such Definitive Notes shall equal the principal amount of the Loans then advanced to such Co-Borrower under this Facility.

         Section 6.03. Note Exchanges. If requested by the Lender pursuant to the sale of the Loans to any Person, a Co-Borrower shall issue and deliver to the Lender a new series of Definitive Notes or series of promissory notes, for which each such promissory note in such series shall be issued in a principal amount equal to an installment of principal remaining under the relevant Loan and otherwise be substantially in the form of the Definitive Notes previously issued and delivered in accordance with this Agreement, whereupon the Lender shall surrender such previously issued Definitive Notes for cancellation to such Co-Borrower.

         Section 6.04. Replacement Notes. To the fullest extent permitted by Applicable Law, if any Note is mutilated, lost, stolen or destroyed, the respective Co-Borrower shall issue and deliver a new Note of the same date, maturity and denomination as the Note so mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Note, such mutilated Note shall be returned to the respective Co-Borrower after examination by the Lender, and, in the case of any lost, stolen or destroyed Note, the respective Co-Borrower shall have first received evidence of such loss, theft or destruction and an Indemnity.

         Section 6.05. Notes Under Alternative Financing for IMPSAT Comunicacoes Ltda. (Brazil). The Lender may request an exchange of Notes previously issued by IMPSAT Comunicacoes Ltda. (Brazil) for promissory notes issued in accordance with the financing established pursuant to the terms of Section 15.21. IMPSAT Comunicacoes Ltda. (Brazil) hereby agrees to effect such exchange of Notes upon the receipt of the Lender's request therefor.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

         Section 7.01. Conditions Precedent to the Closing Advance. Upon the fulfillment of each of the conditions in Sections 7.01 and 7.04 prior to the Initial Borrowing Date to the reasonable satisfaction of the Lender, the Lender shall make an initial Advance to those Co-






MIA1 #1016002.v8                       31                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Borrowers for which Purchase Order(s) or Brazil Notice(s) of Borrowing, as the case may be, are made available to the Lender on the Initial Borrowing Date (the "Closing Advance") in an aggregate amount not to exceed the Closing Advance Amount on the Initial Borrowing Date:

         (a) Each Co-Borrower and the Guarantor shall have executed and delivered to the Lender this Master Loan Agreement;

         (b) Each Co-Borrower requesting a Closing Advance shall provide the Lender with Purchase Order(s), or a Brazil Notice of Borrowing, as the case may be, in an aggregate amount not to exceed the Closing Advance Amount;

         (c) Each Co-Borrower shall have executed and delivered to the Lender a Grid Note dated as of the Initial Borrowing Date, and the Guarantor shall have executed and delivered to the Lender the Guaranty Agreement;

         (d) The Lender shall have received on or before the second Banking Day preceding the Initial Borrowing Date an executed copy, in each case acceptable to the Lender, of (i) opinions of counsel to each Co-Borrower requesting a Closing Advance in such Co-Borrower's country, dated as of the date of its delivery, substantially in the form set forth in Exhibit F hereto; (ii) an opinion of New York counsel to the Guarantor and the Co-Borrowers, dated as of the date of its delivery, substantially in the form set forth in Exhibit G hereto; and (iii) evidence of the irrevocable appointment by each Co-Borrower and the Guarantor of the Process Agent;

         (e) Each Co-Borrower requesting a Closing Advance and the Guarantor shall have delivered to the Lender copies of all Licenses to which such Co-Borrower is a party or under which such Co-Borrower is bound, and copies of all Governmental Approvals, together with a certificate that is approved by the Lender and substantially in the form set forth in Exhibit D (as to such Co-Borrower) and Exhibit E (as to the Guarantor) signed by a duly authorized officer of such Co-Borrower or the Guarantor, as the case may be, certifying that such Licenses and Governmental Approvals are in full force and effect and further certifying that (i) no event shall have occurred and be continuing that constitutes a Default or an Event of Default, or a default by any Co-Borrower under the Supply Contract(s) (if said Supply Contract(s) is in full force and effect) and no such event will occur or will have occurred by reason of such Advance, (ii) the representations and warranties provided in Article IX hereof shall be true and correct in all material respects, (iii) no Material Adverse Change shall have occurred since the date of the latest financial statements provided to the Lender by such Co-Borrower and the Guarantor under Section 10.02 hereof, and (iv) upon its execution, the Supply Contract(s) shall be and continue to remain in full force and effect;

         (f) Each Co-Borrower requesting a Closing Advance and the Guarantor shall have delivered to the Lender evidence that such Co-Borrower is covered by the insurance policies






MIA1 #1016002.v8                       32                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


described in Section 9.01(n) and the Guarantor is covered by the insurance policies described in Section 9.02(j), all in form and substance reasonably satisfactory to the Lender, and that all such insurance policies are in full force and effect;

         (g) Each Co-Borrower requesting a Closing Advance and the Guarantor shall have delivered to the Lender (i) copies of any agreements among such Co-Borrower's or the Guarantor's shareholders; (ii) copies of the Organization Documents of such Co-Borrower and the Guarantor; and (iii) evidence of authority (with specimen signatures) of each Person authorized by such Co-Borrower and the Guarantor to execute and deliver this Agreement, the Notes, and such other documentation as may be required hereunder or by the Lender;

         (h) The Guarantor shall have delivered to the Lender a copy of its Annual Report on Form 10-K under the Exchange Act for the year ended December 31, 2000; and

         (i) All fees, expenses and other amounts due and payable to the Lender on or before the Initial Borrowing Date shall have been paid, including all amounts due under Section 4.03.

         Section 7.02. Conditions Precedent to the First Advance. If, as applied to each Co-Borrower individually, such Co-Borrower did not receive a Closing Advance pursuant to Section 7.01, the Lender shall make an Advance to such Co-Borrower (as applied to such Co-Borrower individually, a "First Advance") upon the fulfillment of each of the conditions in Sections 7.02 and 7.04 by such Co-Borrower, to the reasonable satisfaction of the Lender:

         (a) Prior to making any First Advance, each Co-Borrower requesting a First Advance and the Guarantor shall have executed and delivered to the Lender this Master Loan Agreement, each Co-Borrower shall have executed and delivered to the Lender a Grid Note dated as of the Initial Borrowing Date, the Guarantor shall have executed and delivered to the Lender the Guaranty Agreement, and each Co-Borrower and the Guarantor shall have provided Lender with evidence of the irrevocable appointment by each Co-Borrower and the Guarantor of the Process Agent;

         (b) Each Co-Borrower requesting a First Advance shall provide the Lender with a Purchase Order(s), a request for reimbursement for Import Duties or, with respect to Advances to IMPSAT Comunicacoes Ltda. (Brazil), a Brazil Notice of Borrowing;

         (c) Each Co-Borrower requesting a First Advance shall have delivered to the Lender copies of all Licenses to which such Co-Borrower is a party or under which such Co-Borrower is bound, and copies of all Governmental Approvals, together with a certificate that is approved by the Lender and substantially in the form set forth in Exhibit D (as to such Co-Borrower) signed by a duly authorized officer of such Co-Borrower, certifying that such Licenses and Governmental Approvals are in full force and effect and further certifying that (i) no event shall have occurred and be continuing that constitutes a Default or an Event of






MIA1 #1016002.v8                       33                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Default, or a default by any Co-Borrower under the Supply Contract(s) (if said Supply Contract(s) is in full force and effect) and no such event will occur or will have occurred by reason of such Advance, (ii) the representations and warranties provided in Article IX hereof shall be true and correct in all material respects, (iii) no Material Adverse Change shall have occurred since the date of the latest financial statements provided to the Lender by such Co-Borrower and the Guarantor under Section 10.02 hereof, and (iv) upon its execution, the Supply Contract(s) shall be and continue to remain in full force and effect;

         (d) Each Co-Borrower requesting a First Advance shall have delivered to the Lender evidence that such Co-Borrower is covered by the insurance policies described in Section 9.01(n), all in form and substance reasonably satisfactory to the Lender, and that all such insurance policies are in full force and effect;

         (e) Each Co-Borrower requesting a First Advance shall have delivered to the Lender (i) copies of any agreements among such Co-Borrower's or the Guarantor's shareholders; (ii) copies of the Organization Documents of such Co-Borrower; and (iii) evidence of authority (with specimen signatures) of each Person authorized by such Co-Borrower to execute and deliver this Agreement, the Notes, and such other documentation as may be required hereunder or by the Lender;

         (f) Each Co-Borrower shall have acknowledged to the Lender in a writing signed by an authorized officer of such Co-Borrower that, upon receipt of Goods and Services, such Co-Borrower shall execute and deliver Security Documents to the Lender in accordance with Section 10.12 for the purpose of filing, recording and the performance of such other actions, including due registration, that are necessary in order to establish, protect, preserve and perfect the Lender's security interest in the Collateral of such Co-Borrower to be provided in such Security Documents therefor as valid and perfected first priority security interests with respect to such Collateral to be financed through all Advances made hereunder;

         (g) Opinions of counsel to each Co-Borrower in such Co-Borrower's country, in each case dated as of the date of its delivery and in substantially the form set forth in Exhibit F hereto, and approved by the Lender;

         (h) With respect to Security Documents which shall have been delivered to the Lender pursuant to Section 10.12 corresponding to a Closing Advance, opinions from the Lender's Local Counsel, in form and substance satisfactory to the Lender, relating to the Security Documents for each Co-Borrower and the security interests created thereunder;

         (i) The Guarantor shall have delivered to the Lender a certificate confirming that (i) the Guaranty Agreement is and continues to remain in full force and effect with respect to Advances made prior to such First Advance, and with respect to all Advances made pursuant to this Agreement, (ii) the transactions contemplated in Section 7.02 do not and shall not





MIA1 #1016002.v8                       34                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


constitute a novation, release of, or waiver of any obligation of the Guarantor under this Agreement or the Guaranty Agreement, (iii) the Supply Contract(s) is in full force and effect, and (iv) the certifications provided pursuant to
Section 7.01(e) are and continue to remain true and correct in all material respects as if such certifications were made on the date of such First Advance;

         (j) All fees, expenses and other amounts due and payable to the Lender on or before the date of the requested First Advance, as the case may be, shall have been paid, including all amounts due under Section 4.03; and

         (k) The Lender shall have received such Supplemental Documentation as the Lender may reasonably request.

         Section 7.03. Conditions Precedent to the Second Advance. If, as applied to each Co-Borrower individually, such Co-Borrower previously received a Closing Advance, the Lender shall make an Advance to such Co-Borrower (as applied to such Co-Borrower individually, a "Second Advance") upon the fulfillment of each of the conditions in Sections 7.03 and 7.04 by such Co-Borrower, to the reasonable satisfaction of the Lender:

         (a) Each Co-Borrower requesting a Second Advance shall provide the Lender with a Purchase Order(s), a request for reimbursement for Import Duties or, with respect to Advances to IMPSAT Comunicacoes Ltda. (Brazil), a Brazil Notice of Borrowing;

         (b) With respect to Co-Borrower's receiving a Closing Advance under Section 7.01, all filings, recordings and other actions that are necessary in order to establish, protect, preserve and perfect the Lender's security interest in the Collateral of each Co-Borrower as provided in the Security Documents therefor as valid and perfected first priority security interests with respect to such Collateral, financed through such Advances shall have been duly registered;

         (c) (i) In respect of Collateral under Section 7.03(b), an opinion of counsel to the Co-Borrower in such Co-Borrower's country, dated as of the date of its delivery, confirming that the Security Documents applicable to such Co-Borrower are in full force and effect and that the Security Documents create a first priority security interest for the Lender with respect to the Collateral, and (ii) opinions of counsel to the Co-Borrower in such Co-Borrower's country, in each case dated as of the date of its delivery, confirming that all statements set forth in each opinion originally submitted pursuant to Section 7.01(d) continues to remain in full force and effect as if such statements were made on the date of such Second Advance;

         (d) With respect to Security Documents which shall have been delivered to the Lender pursuant to Section 10.12 corresponding to a First Advance, opinions from the Lender's Local Counsel, in form and substance satisfactory to the Lender, relating to the Security Documents for each Co-Borrower and the security interests created thereunder;






MIA1 #1016002.v8                       35                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (e) Each Co-Borrower requesting a Second Advance shall have delivered to the Lender a certificate confirming that the certifications provided pursuant to Section 7.01(e) are and continue to remain true and correct in all material respects as if such certifications were made on the date of such Second Advance;

         (f) The Guarantor shall have delivered to the Lender a certificate confirming that (i) the Guaranty Agreement is and continues to remain in full force and effect with respect to Advances made prior to such Second Advance, and with respect to all Advances made pursuant to this Agreement, (ii) the transactions contemplated in Section 7.03 do not and shall not constitute a novation, release of, or waiver of any obligation of the Guarantor under this Agreement or the Guaranty Agreement, (iii) the Supply Contract(s) is in full force and effect, and (iv) the certifications provided pursuant to Section 7.01(e) are and continue to remain true and correct in all material respects as if such certifications were made on the date of such Second Advance;

         (g) All fees, expenses and other amounts due and payable to the Lender on or before the date of the requested Second Advance, as the case may be, shall have been paid, including all amounts due under Section 4.03; and

         (h) The Lender shall have received such Supplemental Documentation as the Lender may reasonably request.

         Section 7.04. Conditions Precedent to Each Advance. The obligation of the Lender to make each Advance to a Co-Borrower hereunder (including Advances to such Co-Borrower made in accordance with the conditions set forth in Sections 7.01, 7.02 and 7.03) is subject to the fulfillment, to the reasonable satisfaction of the Lender, of the following conditions precedent that, at the time of the making of such Advance:

         (a) No event shall have occurred and be continuing that constitutes a Default or an Event of Default, or a default by any Co-Borrower under the Supply Contract(s) or any Purchase Order, and no such event will occur or will have occurred by reason of such Advance;

         (b) The representations and warranties provided in Article IX hereof shall be true and correct in all material respects;

         (c) No Material Adverse Change shall have occurred since the date of the latest financial statements provided to the Lender by each Co-Borrower and the Guarantor under Section 10.02 hereof;

         (d) The Lender shall have received such Supplemental Documentation as the Lender may reasonably request;





MIA1 #1016002.v8                       36                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (e) The Supply Contract(s) and the Security Documents shall be in full force and effect as of the date of their respective execution and thereafter;

         (f) All filings, recordings and other actions taken in order to establish, protect, preserve and perfect the Lender's security interest in the Collateral delivered to each Co-Borrower to date as provided in the Security Documents therefor as valid and perfected first priority security interests with respect to such Collateral shall have been duly registered and such registration is and continues to remain in full force and effect;

         (g) Each Co-Borrower shall have provided the Lender with Acknowledgments of Advances for all prior Advances in accordance with Section 2.07.

         (h) With respect to Advances to IMPSAT Comunicacoes Ltda. (Brazil), such Co-Borrower shall have provided the Lender with a Brazil Notice of Borrowing in accordance with Section 2.08;

         (i) All fees, expenses and other amounts due and payable to the Lender on or before the date of the requested Advance shall have been paid, including all amounts due under Section 4.03; and

         (j) With respect to Advances to IMPSAT Comunicacoes Ltda. (Brazil), IMPSAT Comunicacoes Ltda. (Brazil) shall have delivered to the Lender evidence of the Registry of Financial Operations (Registro de Operacoes Financeiras- ROF) of the Central Bank of Brazil allowing the entry of the Advance into Brazil.

         Section 7.05 Waiver of Condition Precedent. The conditions in Sections 7.01, 7.02, 7.03, and 7.04 are for the benefit of the Lender only and may be waived by the Lender, in whole or in part, and with or without conditions, for any Advance, without affecting the Lender's right to require that such conditions be satisfied for any other Advance or Advances.

                                  ARTICLE VIII
                                   COLLATERAL

         Section 8.01. Security Documents. As security for its Obligations, each Co-Borrower hereby grants to the Lender a continuing first priority security interest in, lien on and right of set-off against, and hereby assigns to the Lender as security, the Collateral, whether now owned or hereafter acquired (to the extent permitted by the law of the jurisdiction where the Collateral will be located) or existing and wherever located, described in the respective Security Documents on the terms and conditions set forth therein.

         Section 8.02. Further Documents. Each Co-Borrower agrees to execute and deliver, or cause to be executed and delivered, to the Lender such confirmatory or supplementary agreements, and such notices or other documents, instruments or agreements as the Lender






MIA1 #1016002.v8                       37                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


may request which are in the Lender's judgment necessary under the law of the respective Co-Borrower's country or under any other Applicable Law in order to obtain for the Lender the benefit of the relevant Security Documents.

                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES

         Section 9.01. Representations and Warranties of each Co-Borrower. Each Co-Borrower, as to itself, makes the representations and warranties set forth below to the Lender as of the Initial Borrowing Date and the date of each Advance, except to the extent any of such representations and warranties specifically relate to an earlier date. All of the representations and warranties under this Article IX shall survive the Initial Borrowing Date and the making of Advances and remain in effect until all amounts hereunder have been fully paid:

         (a) Organization. The Co-Borrower is a sociedad anonima (or in the case of IMPSAT Comunicacoes Ltda. (Brazil), a sociedade por quotas de responsabilidade limitada) duly organized and validly existing under the laws of the jurisdiction of its organization and has the power and authority (including any required license, permit or other approval from any Governmental Authority) to own its property, to conduct its business as currently conducted and to consummate the transactions contemplated in, and to perform its obligations under, this Agreement, the Notes and the Security Documents. The Co-Borrower has paid all fees and taxes required to be paid by it under the law of its Co-Borrower's country in order to maintain its valid existence and organization, and is adequately capitalized under the requirements of the law of its Co-Borrower's country.

         (b) Due Authorization. The Co-Borrower has taken all necessary action to authorize the execution and delivery of this Agreement, the Notes and the Security Documents and all other documents to be executed and delivered by it in connection with this Agreement or the Security Documents, and the performance of its obligations under this Agreement, the Security Documents and the Notes, and the consummation of the transactions contemplated in this Agreement and the Security Documents.

         (c)      Authority and Consents.

                  (i) The execution, delivery and performance by the Co-Borrower of the Agreement, the Notes and the Security Documents to which it is or will be a party, and the transactions contemplated by the Agreement, the Notes and the Security Documents: (A) have been duly authorized by all necessary corporate action (including any necessary shareholder or quotaholder action);
(B) will not breach, contravene, violate, conflict with or constitute a default under (I) any of its Organization Documents, (II) any applicable legal requirement to which it is subject or (III) any Contract, loan, agreement, indenture, mortgage, lease or other instrument or requirement to which it is a party or by which it or any of its properties may be






MIA1 #1016002.v8                       38                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


bound or affected, including all Licenses; and (C) except for the Liens created by the Security Documents, will not result in or require the creation or imposition of any Lien upon or with respect to any of the Co-Borrower's properties.

                  (ii) Each of (A) the Agreement has been duly executed and delivered by the Co-Borrower, and (B) the Security Documents and the Notes, when executed and delivered by each of the respective parties thereto, will be the legal, valid and binding obligation of the Co-Borrower, enforceable against such Co-Borrower in accordance with its terms.

                  (iii) No authorization, consent or approval of, or notice to or filing with any Governmental Authority or any other Person has been, is or will be required to be obtained or made (A) for the due execution, delivery, recordation, filing or performance by the Co-Borrower of this Agreement, the Notes and the Security Documents to which it is a party or any transaction contemplated by the Agreement, the Notes and the Security Documents, (B) for the grant by the Co-Borrower, or the perfection and maintenance, of the Liens contemplated by the Security Documents (including the first priority nature thereof) or (C) for the exercise by the Lender of any of its rights under any of the Agreement, the Notes or the Security Documents or any remedies in respect of the Collateral pursuant to the Security Documents, except for the Licenses, authorizations, consents, approvals, notices and filings as have been disclosed to the Lender by each Co-Borrower or to be disclosed to the Lender pursuant to
Section 7.01 or 7.02, as the case may be ("Governmental Approvals"); all of which have been duly obtained, taken, given or made and are in full force and effect.

         (d) Enforceability. This Agreement has been duly executed and delivered by each Co-Borrower and constitutes, and the Note, when duly executed and delivered by such Co-Borrower, will constitute, a valid and binding obligation of such Co-Borrower, enforceable against such Co-Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (e) Litigation. There are no actions, proceedings or claims pending or, to the knowledge of the Co-Borrower, threatened, the adverse determination of which might have a Material Adverse Effect or affect the validity or enforceability of, this Agreement, the Security Documents or the Notes.

         (f) No Default. No Default, Event of Default or default under any agreement or instrument evidencing any Indebtedness of the Co-Borrower or any of its Subsidiaries which would permit the acceleration of such Indebtedness is occurring and continuing, and no such event will occur upon the making of the Loan.






MIA1 #1016002.v8                       39                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (g) Security Interests. The Security Documents, upon their registration with appropriate Governmental Authorities, will provide the Lender with effective, valid, legally binding and enforceable first priority Liens on all Collateral. The security interests described above will be, as of the respective dates of registration of such Security Documents with the appropriate Governmental Authorities, superior and prior to the rights of all third Persons in the Collateral described under each Security Documents so delivered and registered then existing or thereafter arising by way of mortgage, Lien, security interest, encumbrance, assignment or otherwise.

         (h)      Financial Condition.

                  (i) Each Co-Borrower has delivered to the Lender the following financial statements for such Co-Borrower and its Subsidiaries, each of which has been certified by the principal financial officer of such Co-Borrower: the audited financial statements of such Co-Borrower and its Subsidiaries, as at and for the fiscal year ended on December 31, 2000, prepared in accordance with GAAP, together with the opinion of such Co-Borrower's accountants with respect thereto. Such financial statements are complete and correct in all material respects and fairly present the financial condition of such Co-Borrower and its Subsidiaries as at such dates and the results of their operations for the periods ended on such dates.

                  (ii) Except for Indebtedness hereunder and Indebtedness listed under Exhibit J and as reflected in the financial statements delivered pursuant to Section 9.01(h)(i), as of the date hereof, neither the Co-Borrower nor any of its Subsidiaries has any material contingent obligation, liability for Taxes, long-term commitment or outstanding Indebtedness of any kind that are required by GAAP to be included in the financial statements required to be delivered pursuant to Section 10.02 of such Co-Borrower or Subsidiary, as the case may be.

                  (iii) Since December 31, 2000, (x) no event or condition has occurred which could reasonably be expected to constitute a Material Adverse Change, and (y) except as disclosed to the Lender by each Co-Borrower on the date hereof or to be disclosed to the Lender pursuant to Section 7.01 or 7.02, as the case may be, no Restricted Payment has been declared or paid by any Co-Borrower or any of their respective Subsidiaries.

         (i) Impsat Indentures. None of the Impsat Indentures has been amended or modified as to its amount, terms or maturity date.

         (j) Business of the Co-Borrower and its Subsidiaries. As of the Initial Borrowing Date, neither the Co-Borrower nor any of its Subsidiaries has conducted any business other than the Telecommunications Business.

         (k) Capitalization. Exhibit M contains a true and complete list of all of the authorized and outstanding Capital Stock of the Co-Borrower and each of its Subsidiaries by





MIA1 #1016002.v8                       40                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


class, all commitments by the shareholders thereof to make capital contributions to the Co-Borrower and all capital contributions made by the shareholders to the Co-Borrower. All of the Capital Stock of the Co-Borrower and each of its Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable. None of such Capital Stock has been issued in violation of any law to which the Co-Borrower is subject. Except as disclosed to the Lender by the Co-Borrower in accordance with this Section 9.01(k), neither the Co-Borrower nor any of its Subsidiaries is a party or subject to, has issued or outstanding or is bound by, any subscriptions, options, warrants, calls, agreements, preemptive rights, acquisition rights, redemption rights or any other rights or claims of any character that restrict the transfer of, require the issuance of, or otherwise relate to any shares of its Capital Stock. The Capital Stock of the Co-Borrower and each of its Subsidiaries is owned beneficially and of record by the Persons disclosed, or to be disclosed, to the Lender by such Co-Borrower in accordance with this Section 9.01(k). The ownership of such Capital Stock by such Persons complies with all legal requirements of the Co-Borrower's country. As of the Initial Borrowing Date, there is no Lien on any of the Capital Stock of the Co-Borrower or any of its Subsidiaries owned by the Guarantor.

         (l) Indebtedness. Except for Permitted Indebtedness and as set forth on Exhibit J, as of March 31, 2001, neither the Co-Borrower nor any of its Subsidiaries has any Indebtedness of any nature, whether due or to become due, absolute, contingent or otherwise.

         (m) Taxes and Reports. All Tax returns, reports and statements of the Co-Borrower and each of its Subsidiaries required by Applicable Law to be filed with any Governmental Authority have been duly and properly filed, which returns, reports and statements are complete and accurate in all material respects. All Taxes due or anticipated to become due in respect of the Co-Borrower and each of its Subsidiaries, or any of their respective properties, incomes or franchises, have been duly paid by, or have been adequately provided for or reserved against on the books of the Co-Borrower or such Subsidiary. In addition, no Liens have been filed, and no claims are being asserted, or, to the best knowledge of the Co-Borrower, threatened, with respect to any such Taxes.

         (n) Insurance. Such Co-Borrower has acquired adequate insurance policies with financially sound and reputable insurers in such amounts and against such risks as is customary for those Persons engaged in the same type or types of business as such Co-Borrower, such policies being in full force and effect as of the date of this Agreement, and there being no delinquencies in the payment of any premium for such policies.

         (o) Taxes. The execution and delivery of this Agreement, the Note and the Security Documents (and the recording and perfecting of the security interest created thereunder) are not subject to any Taxes.






MIA1 #1016002.v8                       41                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         (p) Status of Obligations. Each of the Co-Borrower and its Subsidiaries (x) has good title to its property free and clear of all Liens, and
(y) represents and warrants that its respective obligations under this Agreement rank, and its obligations under the Note will rank, at least pari passu with all its other Indebtedness; except with respect to Permitted Liens and the Liens set forth in Exhibit K, for each of clauses (x) and (y) of this paragraph 9.01(p).

         (q) Compliance with Contracts. With respect to each agreement, contract, lease, purchase and sale order, commitment, license and other arrangement (each a "Contract") that is material to the business of the Co-Borrower or any of its Subsidiaries, (i) each such Contract is a valid and binding agreement of the Co-Borrower and, to the best of the Co-Borrower's knowledge, of the other party or parties thereto, and each such Contract is in full force and effect in all material respects, and (ii) the Co-Borrower or its Subsidiary (as the case may be) is in compliance with each such Contract and has no knowledge of any default under any such Contract which default has not been cured or waived and which default would reasonably be expected to have a Material Adverse Effect or affect the validity or enforceability of, this Agreement, the Notes or the Security Documents.

         (r) Disclosure. All historical information supplied to the Lender by or on behalf of the Co-Borrower pursuant to this Agreement has been, and is, true, accurate and complete in all material respects. All future projections and forward-looking statements provided to the Lender including (but not limited to) the future projections and forward-looking statements contained in the base-case Business Plan for such Co-Borrower, attached as Exhibit H hereto, are based upon good faith judgment and reasonable assumptions of such Co-Borrower. All representations and warranties made by such Co-Borrower in all of the Credit Documentation to which it is a party are true and complete in all material respects on and as of the date hereof (or such later date as this representation is deemed made pursuant to the terms hereof).

         (s) Material Adverse Change. There has been no Material Adverse Change since December 31, 2000.

         (t) Subsidiaries. Each Co-Borrower has disclosed to the Lender a complete list of each Subsidiary of the Co-Borrower. Each such Subsidiary is a Wholly Owned Subsidiary of such Co-Borrower, is an entity duly organized and validly existing under the laws of its jurisdiction of organization, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as presently conducted.

         (u) Immunity. The borrowing by the Co-Borrower under this Agreement and the execution, delivery and performance of this Agreement, the Notes and the Security Documents by the Co-Borrower constitute private and commercial acts rather than public or governmental acts. Under the laws of the Co-Borrower's country, the Co-Borrower is not entitled to any immunity, sovereign or otherwise, from any action or proceeding in connection with this Agreement, the Note or the Security Documents.






MIA1 #1016002.v8                       42                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (v) Withholding Taxes. Payments (other than in respect of principal on the Advances) made by a Co-Borrower under this Agreement and the Note to a resident of a country other than such Co-Borrower's country will be subject to withholding tax at an effective rate not exceeding the rates disclosed to the Lender or to be disclosed to the Lender pursuant to Section
7.01 or 7.02, as the case may be, unless a treaty applies that will exempt the imposition of such tax.

         (w) Investments. Any investment held by the Co-Borrower and each of its Subsidiaries are disclosed in the financial statements provided to the Lender pursuant to Section 10.02 to the extent required by GAAP to be disclosed.

         (x) Licenses; Governmental Approvals. Each Co-Borrower has disclosed, or shall disclose, to the Lender pursuant to Section 7.01 or 7.02, as the case may be, a complete and accurate list of all Licenses and Governmental Approvals necessary for the implementation of the Facility (including, but not limited to, all such approvals necessary for the payment of amounts due hereunder in Dollars) and the conduct of the business of the Co-Borrower and each of its Subsidiaries.

         (y) Compliance with Laws. The Co-Borrower and each of its Subsidiaries is conducting its business in compliance in all material respects with all Applicable Laws of the Co-Borrower's country, all Governmental Approvals, Licenses and its Organization Documents.

         (z) Intellectual Property. The Co-Borrower and each of its Subsidiaries owns or has the right to use all patents, trademarks, permits, service marks, trade names, copyrights, franchises, formulas, licenses and other rights with respect thereto, and has obtained assignment of all licenses and other rights of whatsoever nature necessary for the operation of its business as currently contemplated without any conflict with the rights of others. To the best knowledge of such Co-Borrower, no product, process, method, substance, part or other material sold or employed or presently contemplated to be sold by or employed by the Co-Borrower or any Subsidiary of such Co-Borrower in connection with its business infringes or will infringe any patent, trademark, permit, service mark, trade name, copyright, franchise, formula, license or other intellectual property right.

                  (aa) Insolvency and Insolvency Proceedings. Neither the Co-Borrower nor any of its Subsidiaries is insolvent as defined under any Applicable Law, nor, after giving effect to the consummation of the transactions contemplated in the Agreement, will the Co-Borrower or any such Subsidiary be rendered insolvent by the execution and delivery of the Agreement (including, without limitation, the Notes) or the consummation of the transactions contemplated thereby. The Co-Borrower is not engaged, nor is it about to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small amount of capital, taking into consideration the Obligations incurred hereunder.






MIA1 #1016002.v8                       43                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

                  (bb) Acknowledgment of Advances. The information set forth under each Acknowledgment of Advances confirmed and signed by the Co-Borrower is true and complete as set forth therein.

                  (cc) Notice of Borrowing. With respect to IMPSAT Comunicacoes Ltda. (Brazil), the information set forth and each Brazil Notice of Borrowing is accurate and complete as of the date set forth therein.

         Section 9.02. Representations and Warranties of the Guarantor. The Guarantor makes the representations and warranties set forth below to the Lender as of the Initial Borrowing Date and the date of each Advance, except to the extent any such representations and warranties specifically relate to an earlier date. All of the representations and warranties under this Article IX shall survive the Initial Borrowing Date and the making of Advances and remain in effect until all amounts due hereunder have been fully paid:

         (a) Organization, Good Standing. The Guarantor is a corporation duly incorporated and validly existing and in good standing under the laws of State of Delaware and has the power and authority (including any required license, permit or other approval from any Governmental Authority) to own its property, to conduct its business as currently conducted and to consummate the transactions contemplated in, and to perform its obligations under, this Agreement.

         (b) Foreign Corporation. The Guarantor is duly qualified and in good standing as a foreign corporation in each jurisdiction (other than the State of Delaware) in which the nature of its activities makes the qualification or licensing necessary.

         (c) Due Authorization. The Guarantor has taken all necessary action to authorize the Guaranty, the execution and delivery of this Agreement, the execution and delivery of the Guaranty Agreement, the execution and delivery of all other documents to be executed and delivered by it in connection with this Agreement and the performance of its obligations under this Agreement, the Guaranty Agreement and the Notes.

         (d) Enforceability. This Agreement and the Guaranty Agreement have been duly executed and delivered by the Guarantor and constitute valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (e) Subsidiary Shares. The Guarantor owns of record and has full power to direct the voting of all of the issued and outstanding shares of Capital Stock (or quotas as the case may be) of each Co-Borrower as disclosed to the Lender. The Guarantor has good and marketable title to the shares (or quotas as the case may be) of each Co-Borrower owned by it.






MIA1 #1016002.v8                       44                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (f) Governmental Authorizations. No authorizations or actions of any kind from any Governmental Authority are necessary to authorize the Guaranty by the Guarantor or required for the validity or enforceability against the Guarantor of this Agreement or the Notes.

         (g) Consents, Non-Contravention. No consent or approval of, or notice to, any counterparty of the Guarantor is required by the terms of any Contract (including, without limitation, any agreement or instrument evidencing any Indebtedness of the Guarantor) for the execution or endorsement (as the case may be) or the delivery by the Guarantor of, or the performance of its or any Co-Borrower's obligations under, this Agreement or the Notes, and such execution, endorsement, delivery and performance will not result in any breach or violation of, or constitute a default under, the charter or by-laws of the Guarantor or any material agreement, instrument, judgment, order, statute, rule or regulation applicable to the Guarantor or to any of its property.

         (h) Litigation. There are no actions, proceedings or claims pending or, to the knowledge of the Guarantor, threatened the adverse determination of which might result in a Material Adverse Effect, or affect the validity or enforceability of, this Agreement or the Notes.

         (i) No Default. No Default, Event of Default or default under any agreement or instrument evidencing any Indebtedness of the Guarantor which would permit the acceleration of any Indebtedness is occurring and continuing, and no such event will occur upon the making of any Advances.

         (j) Insurance. The Guarantor has taken all action necessary to acquire adequate insurance policies with financially sound and reputable insurers in such amounts and against such risks as is customary for those Persons engaged in the same type or types of business as the Guarantor, such policies being in full force and effect as of the date of this Agreement, and there being no delinquencies in the payment of any premium for such policies.

         (k) Taxes. The execution and delivery of this Agreement and of the Guaranty Agreement are not subject to any Taxes.

         (l) Status of Obligations. The Guarantor's obligations under this Agreement rank, and its obligations under the Guaranty Agreement will rank, at least pari passu with all its other unsecured Indebtedness.

         (m) Compliance with Contracts. With respect to each Contract that is material to the Guarantor's business, (i) each such Contract is a valid and binding agreement of the Guarantor and is in full force and effect in all material respects, and (ii) the Guarantor is in compliance with each such Contract and has no knowledge of any default under any such Contract which default has not been cured or waived and which default would reasonably be






MIA1 #1016002.v8                       45                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


expected to have a Material Adverse Effect on the financial condition of the Guarantor or impair the ability of the Guarantor to perform its obligations under, or affect the validity or enforceability of, this Agreement or the Guaranty Agreement.

         (n) Disclosure. All information heretofore supplied to the Lender pursuant to this Agreement by or on behalf of the Guarantor is true, accurate and complete in all material respects. All representations and warranties made by the Guarantor in all of the Credit Documentation to which it is a party are true and complete in all material respects on and as of the date hereof (or such later date as this representation is deemed made pursuant to the terms hereof).

         (o) Financial Statements. The Guarantor's consolidated financial statements as at December 31, 2000, and for the fiscal year ended on such date are complete and correct, have been prepared in accordance with GAAP, and have been certified by a firm of independent accountants as fairly presenting the financial condition of the Guarantor as at such date and the results of its operations for such fiscal year.

         (p) No Untrue Statements; No Material Adverse Effect. None of the Guaranty Agreement or any document, certificate or instrument of the Guarantor or any of its officers delivered to the Lender in conjunction with the Guaranty contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Guarantor which adversely affects, or in the future may (so far as the Guarantor can now reasonably foresee) adversely affect, the business or condition of either the Guarantor or any Co-Borrower or impair the ability of the Guarantor to perform its obligations under this Guaranty. No Material Adverse Change in the financial condition of the Guarantor has occurred since the dates of the audited financial statements of December 31, 2000, submitted to the Lender.

         (q) Insolvency and Insolvency Proceedings. The Guarantor is not presently Insolvent, as defined under the Applicable Law, and entering into and performing its obligations under the Guaranty Agreement will not render the Guarantor Insolvent, as defined under the Applicable Law. Neither the Guarantor nor any controlling stockholder of the Guarantor, is currently a debtor in any bankruptcy, reorganization, insolvency or similar proceeding.

         (r) Immunity. The Guaranty of the Guarantor under this Agreement and the execution, delivery and performance of this Agreement and the Guaranty Agreement constitute private and commercial acts rather than public or governmental acts. Under the laws of Delaware and the United States of America, the Guarantor is not entitled to any immunity, sovereign or otherwise, from any action or proceeding in connection with this Agreement or the Guaranty Agreement.







MIA1 #1016002.v8                       46                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

                                    ARTICLE X
                              AFFIRMATIVE COVENANTS

         Section 10.01. Good and Marketable Title. Each Co-Borrower shall preserve and maintain good and marketable title to the Collateral free of encumbrance and shall at all times warrant and defend the title to such Collateral against the claims and demands of all Persons, except with respect to Liens created under the Security Documents.

         Section 10.02. Financial Statements and Information.

         (a) Each Co-Borrower shall furnish to the Lender, on or before the forty-fifth (45th) day after the close of each of the first three quarters of each of its fiscal years, its balance sheet as at the close of such quarter and its income statement and statement of changes in financial position for such quarter, prepared in accordance with GAAP, certified by its chief financial officer as fairly presenting its financial condition as at the close of such quarter and the results of its operations for such quarter, which certification shall include or be accompanied by a statement that there has occurred during such quarter no event that constituted, or that, with the giving of notice or the lapse of time or both, would have constituted, an Event of Default (or a detailed description of any such event that has occurred).

         (b) With respect to each of the Co-Borrower's respective fiscal years, each Co-Borrower shall furnish to the Lender, on or before the ninetieth
(90th) day after the close of such fiscal year, its balance sheet as at the close of such fiscal year and its income statement and statement of changes in financial position for such fiscal year, prepared in accordance with GAAP, certified by a firm of independent accountants selected by it and acceptable to the Lender as fairly presenting the financial condition of such Co-Borrower as at the close of such fiscal year and the results of its operations for such fiscal year, which certification shall include or be accompanied by a statement that, during the examination by such firm of such financial statements, such firm observed or discovered no event that constituted, or that, with the giving of notice or the lapse of time or both, would have constituted, an Event of Default (or a detailed description of any such event so observed or discovered).

         (c) Each Co-Borrower shall furnish to the Lender from time to time the Acknowledgements of Advances in accordance with Section 2.07 and such other statements and information as the Lender may reasonably request.

         (d) (i) The Guarantor shall furnish to the Lender the latest publicly available financial information of the Guarantor from time to time as the Lender may reasonably request and (ii) the Guarantor, IMPSAT S.A. (Argentina), and IMPSAT Comunicacoes Ltda. (Brazil) shall furnish to the Lender its respective annual business plan within 120 days of the beginning of each calendar year.






MIA1 #1016002.v8                       47                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         Section 10.03. Books and Records. Each Co-Borrower, its Subsidiaries, and the Guarantor shall keep proper books and records and account in which entries in conformity with GAAP and all requirements of law applicable to it shall be made of all dealings and transactions in relation to its business and activities.

         Section 10.04. Inspection Rights; Access. Each Co-Borrower and its Subsidiaries shall permit representatives of the Lender to examine its property (including, without limitation, the Collateral), books and records at any reasonable times and upon reasonable notice. Each Co-Borrower, its respective Subsidiaries and the Guarantor shall allow the Lender reasonable access to their senior management.

         Section 10.05. Governmental Approvals and Authorizations. Each Co-Borrower and the Guarantor shall obtain, make and keep in full force and effect the Governmental Approvals and all other authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against such Co-Borrower and the Guarantor of this Agreement, the Notes, the Guaranty Agreement, and the Security Documents.

         Section 10.06. Conduct of Business and Maintenance of Existence. Each Co-Borrower and their respective Subsidiaries, if any, shall continue to engage in the Telecommunications Business in the respective Co-Borrowers' countries, and shall preserve, renew and keep in full force and effect, their respective corporate existence and its rights, privileges and franchises necessary to the normal conduct of its business. Without limiting the foregoing, each Co-Borrower shall continue to pay all fees and taxes required to be paid by it under the law of the respective Co-Borrowers' countries and shall maintain adequate capitalization under the requirements of the law of the respective Co-Borrowers' countries.

         Section 10.07. Compliance with Laws. Each Co-Borrower shall comply with all Applicable Laws, ordinances, rules and regulations (including without limitation those relating to the environment, health and safety), concessions (including without limitation any License), permits and material contractual obligations relative to the conduct of its business and to the Collateral, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply would not result in a Material Adverse Effect.

         Section 10.08. Notices. Each Co-Borrower shall promptly, but in no event later than three (3) Banking Days after (unless otherwise indicated below) such Co-Borrower obtains knowledge of the occurrence of the following events, give notice to the Lender of the occurrence of any of the following:

         (a)      a Default or an Event of Default;

         (b)      a default by such Co-Borrower under any material Contract;






MIA1 #1016002.v8                       48                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         (c) any (i) (A) commencement or Material Adverse Change in respect of any litigation, investigation or proceeding of or before any arbitrator or Governmental Authority in which the amount in controversy exceeds five million Dollars (US$5,000,000); or (B) any material litigation, investigation or proceeding of or before any arbitrator or Governmental Authority which, to the knowledge of such Co-Borrower is threatened by or against such Co-Borrower, any of its Subsidiaries, or against any of their properties or revenues which: (x) purport to affect or pertain to this Agreement or the Supply Contract(s) or any of the transactions contemplated hereby or thereby, or (y) if determined adversely, could reasonably be expected to have a Material Adverse Effect; (ii) issuance by any Governmental Authority of an injunction, writ, temporary restraining order or any order of any nature purporting to enjoin or restrain the execution, delivery or performance of this Agreement or the Supply Contract(s), or directing that the transactions contemplated hereunder or thereunder not be consummated as herein or therein provided; or (iii) issuance by any Governmental Authority of any injunction, order, decision or other restraint purporting to enjoin, restrain, prohibit (or which would have the effect of prohibiting) the making of the Loans, or invalidate (or which would have the effect of invalidating) any provision of this Agreement or the Supply Contract(s), including provisions regarding the granting of Liens on the Collateral or the priority of such Liens;

         (d) during the Availability Period, any Material Adverse Change as determined by the Co-Borrower in its reasonable judgment;

         (e) thirty (30) days prior to the movement of any Goods and Services or any other Collateral outside of such Co-Borrower's jurisdiction as sent forth in the Security Documents, having, in the aggregate, at any time, a replacement value in excess of five million Dollars (US$5,000,000);

         (f) thirty (30) days prior thereto in writing, the movement of the principal place of business of such Co-Borrower to any location other than as set forth in the Security Documents; and

         (g) Each Co-Borrower and the Guarantor shall, promptly upon obtaining knowledge thereof, give written notice to the Lender of any litigation or proceedings affecting the Collateral.

         The Lender shall have the right to request, with respect to any such notice, a statement of an authorized officer of such Co-Borrower setting forth reasonable details of the occurrence referred to therein and stating what action such Co-Borrower proposes to take with respect thereto.

         Section 10.09. Prompt Payment. Each Co-Borrower and the Guarantor shall punctually pay to the Lender all principal, interest, and any other amounts owing by it under this






MIA1 #1016002.v8                       49                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Agreement on the dates, at the place or places, in the currency or currencies, and in the manner specified herein.

         Section 10.10. Notice of Certain Amendments or Waivers. The Guarantor shall promptly give written notice to the Lender of any proposal to amend or waive the terms of any Impsat Indenture.

         Section 10.11. Insurance. Each Co-Borrower and the Guarantor shall deliver to the Lender certificates evidencing all the insurance as further described in Section 9.01(n) and Section 9.02(j) hereof. Each Co-Borrower shall preserve and maintain, and cause each of its respective Subsidiaries to preserve and maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar business operating in the same or similar locations; and pay, and cause each of its Subsidiaries to pay, all premiums thereon before the same shall become delinquent.

         Section 10.12. Security Documents.

         (a) Each Co-Borrower shall, at its sole cost and expense, deliver to Lender a duly executed, but not registered, Security Document, in form and substance satisfactory to the Lender, which will constitute a valid and binding obligation of such Co-Borrower, enforceable against such Co-Borrower in accordance with its terms; each new Security Document shall include as of the date of delivery to the Lender of the Security Documents and in accordance with
Section 10.12(b): (x) a detailed and complete list of all equipment delivered by Harris to such Co-Borrower for which title has passed to such Co-Borrower pursuant to the Supply Contract(s) and (y) the total amount of the Obligations outstanding at the time of the making of the then most-recent Advance to such Co-Borrower.

         (b) Each Co-Borrower shall deliver its respective Security Documents to the Lender in accordance with Section 10.12(a), unless otherwise provided:

                  (i) initially, (A) with respect to each of Impsat S.A. (Argentina) and Impsat Comunicacoes Ltda. (Brazil), on a date that is no later than 90 days after the initial Advance made to such Co-Borrower, and (B) with respect to each of Impsat S.A. (Colombia), Impsatel Del Ecuador S.A. (Ecuador), and Telecomunicaciones Impsat S.A. (Venezuela), taken as a whole, on June 30, 2001; and

                  (ii) subsequently, upon the earliest of the following dates to occur with respect to Goods and Services delivered to such Co-Borrower but for which Security Documents have not been delivered to the Lender, (A) the date upon which the aggregate of all Advances made to such Co-Borrower in respect of such Goods and Services equals or exceeds (x) US$2,500,000 in the case of each of Impsat S.A. (Argentina) and Impsat Comunicacoes Ltda. (Brazil), respectively, and (y) the aggregate of US$1,500,000 with








MIA1 #1016002.v8                       50                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

respect to each of Impsat S.A. (Colombia), Impsatel Del Ecuador S.A. (Ecuador), and Telecomunicaciones Impsat S.A. (Venezuela), taken as a whole, or (B) (x) with respect to each of Impsat S.A. (Argentina) and Impsat Comunicacoes Ltda. (Brazil), the date that is no later than 90 days after the date of the most recent Security Document delivered to the Lender and (y) with respect to each of Impsat S.A. (Colombia), Impsatel Del Ecuador S.A. (Ecuador), and Telecomunicaciones Impsat S.A. (Venezuela), taken as a whole, each September 30, December 31, March 31 and June 30 to occur after June 30, 2001.

         (c) With respect to the obligations of each of Impsat S.A. (Colombia), Impsatel Del Ecuador S.A. (Ecuador) and Telecomunicaciones Impsat S.A. (Venezuela) to deliver Security Documents to the Lender in accordance with
Section 10.12(b), the parties agree, without prejudicing the right of the Lender to otherwise receive the Security Documents from the Co-Borrowers in strict accordance with Section 10.12(b), to consult from time to time in the interest of timing the delivery of the Security Documents more or less frequently, taking into account the aggregate of Advances made to a particular Co-Borrower as compared with the aggregate of Advances made to other Co-Borrowers within the same time period.

         Section 10.13. Further Assurances; Supply Contract(s).

         (a) Each Co-Borrower and the Guarantor shall promptly, at its sole cost and expense, execute and deliver to the Lender such further instruments and documents, and take such further action, as the Lender may, at any time and from time to time, reasonably request in order to carry out the intent and purpose of this Agreement, the Notes and the Security Documents and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Lender hereby and thereby, including, without limitation, the execution, delivery, recordation and filing of security agreements, financing statements and continuation statements with respect to the Collateral. Each Co-Borrower and the Guarantor shall pay, or reimburse the Lender for, any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation and protection of the Lender's Liens on, and security interests in, the Collateral, including, without limitation, reasonable and documented legal fees, other fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender's interests therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or related to the Collateral; and all such amounts that are paid by the Lender shall, until reimbursed by such Co-Borrower, constitute Obligations of such Co-Borrower secured by the Collateral.

         (b) Each Co-Borrower shall, at its own cost and expense, promptly take any action necessary to preserve the Collateral and to keep the Collateral in good working order and condition.





MIA1 #1016002.v8                       51                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (c) Each Co-Borrower shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Liens on any part of the Collateral (other than the Liens created under this Agreement and the Security Documents), and agrees to make restitution to the Lender for any diminution in the value of its security interest resulting from such Liens. Each Co-Borrower shall assume responsibility in respect of, and shall protect, save and keep harmless the Lender from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including legal fees and disbursements) of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Lender in any way relating to or arising out of any such Lien.

         (d) The Lender shall have received a copy of the Supply Contract(s), duly executed by all parties thereto, immediately upon the execution thereof.

         Section 10.14. Maintenance of Properties, Etc.. Each Co-Borrower shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its material properties, ordinary wear and tear excepted, and, from time to time, make or cause to be made all appropriate and proper repairs, renewals, replacements, enhancements, additions and improvements thereto in accordance with sound business practices, and keep all systems and equipment in compliance with any and all standards or rules (including compliance with technical standards and construction requirements and deadlines) imposed pursuant to any Applicable Law or by any Governmental Authority or pursuant to the terms of any material Contract (including the Licenses). At a minimum, such Co-Borrower shall, and shall cause each of its Subsidiaries to, use the standard of care typical in the international telecommunications industry in the operation and maintenance of its telecommunications properties.

         Section 10.15. Status of Obligations. Each Co-Borrower shall ensure that its payment obligations under this Agreement and the Note will at all times constitute the direct, general and unconditional obligations of such Co-Borrower and rank in all respects as provided in Section 9.01(p).

         Section 10.16. Maintenance of Corporate Separateness. Each Co-Borrower will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities required under the respective Organization Documents of each Co-Borrower or Subsidiary, including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records.

         Section 10.17. License Marks. Each Co-Borrower shall, and shall cause each of its Subsidiaries to, preserve or renew all of its registered patents, trademarks, trade names and service marks, and all of its licenses or other rights to use the foregoing, the non-preservation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.






MIA1 #1016002.v8                       52                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY



         Section 10.18 Shareholder Authority. To the extent that a Co-Borrower or any Subsidiary is required by Applicable Law to obtain authority from its shareholders to perform or refrain from performing, as the case may be, any of the covenants contained in Article X or Article XI of this Agreement, then such Co-Borrower or Subsidiary (as the case may be) shall take all necessary action before its shareholders so that its shareholders can maintain or adopt all necessary decisions for the full performance of the obligations of such Co-Borrower or Subsidiary.

         Section 10.19 Supply Contract(s) As soon as reasonably practicable, Harris and each Co-Borrower shall enter into the Supply Contract(s) as contemplated by this Agreement.

                                   ARTICLE XI
                               NEGATIVE COVENANTS

         Section 11.01. Merger; Change of Control; Sale of Assets. Neither any Co-Borrower nor the Guarantor shall (i) merge or consolidate with any other corporation; (ii) undergo a Change of Control, or (iii) directly or indirectly sell, lease or transfer or otherwise dispose of all or any substantial part of its assets other than in such Co-Borrower's or the Guarantor's ordinary course of business in each case without the prior written consent of the Lender.

         Section 11.02. Liens. No Co-Borrower shall, nor shall any Co-Borrower permit any of its Subsidiaries to, create, incur, assume or otherwise permit to exist any Lien on any of its properties of any character (including accounts receivable and bank accounts), whether now owned or hereafter acquired, or on any proceeds or income therefrom, or sign any security agreement authorizing any secured party thereunder to file any financing statement, record any Lien or take any similar action, or assign any accounts or any other right to receive income, except for the Liens created under the Security Documents, the Liens set forth in Exhibit K and Permitted Liens.

         Section 11.03. Amendment and Waiver. Neither any Co-Borrower nor the Guarantor shall enter into any amendment of, or agree to or accept or consent to any waiver (each, an "Amendment") of any of the material provisions of (i) Organization Documents; (ii) any agreements among its respective shareholders; and (iii) any material Contracts to which it is a party or any License, except to the extent that such Amendment could not reasonably be expected to have a Material Adverse Effect; provided, however, that in the case of a License, such Co-Borrower shall give the Lender no less than five (5) Banking Days prior written notice of such Person's proposed Amendment.

         Section 11.04. Business Restriction. Neither any Co-Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any business except the operation of a Telecommunications Business in the respective Co-Borrower's country without the prior written consent of the Lender.








MIA1 #1016002.v8                       53                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


         Section 11.05. Restricted Payments. Each Co-Borrower agrees not to, and to cause its Subsidiaries not to, effective as of the date that such agreement will not cause the Guarantor to violate its obligations under the IMPSAT
Indentures:

         (a) reduce or increase such Person's capital, except to the extent that any such action is required for each Co-Borrower to comply with the covenants contained in Section 11.07, if applicable; or

         (b) declare or pay any dividends or make any distributions or other payments or delivery of property or cash in respect of:

                  (i) the interest of such Person's shareholders or other equity owners; or

                  (ii) any Indebtedness which is by its terms subordinate or junior in right of payment to the Loans.

         Notwithstanding any provision herein to the contrary, each Co-Borrower shall not, and shall not permit its Subsidiaries to, make any distributions or other payments or delivery of property or cash in respect of any Pledged Shareholder Note other than as expressly permitted therein.

         Section 11.06. Investments in Subsidiaries. Each Co-Borrower shall not, and shall not permit any of its Subsidiaries to make any Investment other than
(i) Permitted Investments or (ii) Investments in one or more Persons which will, upon the making of such Investment, become a Subsidiary, joint venture, partnership, or a consortium, or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, such Co-Borrower or a Subsidiary thereof; provided that (1) such Person's primary business is related, ancillary or complementary to the Telecommunications Business, and (2) immediately before and immediately after the date of such Investment, such Co-Borrower is in compliance with the covenants contained in Section 11.15 (as applicable) as determined on a pro forma basis; and provided further that an Investment will not be permitted under clause (ii) if the sum of the consideration to be paid in respect of such Investment plus the consideration paid in respect of all previous Investments made under this clause (ii) exceeds forty percent (40%) of the such Co-Borrower's net worth immediately preceding such Investment.

         Section 11.07. Financial Covenants.

         (a) Neither IMPSAT S.A. (Argentina) nor IMPSAT Comunicacoes Ltda. (Brazil), as the case may be, for so long as any amounts under the Facility remain unpaid, shall permit:

                  (i) Total Debt to Adjusted EBITDA to exceed: (A) in the case of IMPSAT S.A. (Argentina), (u) 10.0:1.0 for the third quarter of 2001, (v) 8.0:1.0 for fourth quarter of 2001, (w) 5.5:1.0 for the year 2002, (x) 3.5:1.0 for the year 2003, (y) 2.0:1.0 for the year






MIA1 #1016002.v8                       54                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

2004, and (z) 2.0:1.0 for the year 2005; and (B) in the case of IMPSAT Comunicacoes Ltda. (Brazil), (w) 6.0:1.0 for the year 2002, (x) 5.0:1.0 for the year 2003, (y) 3.0:1.0 for the year 2004, and (z) 3.0:1.0 for the year 2005;

                  (ii) Adjusted EBITDA to Interest Expense to decrease to a level below: (A) in the case of IMPSAT S.A. (Argentina), (u) 1.0:1.0 for the third quarter of 2001, (v) 1.5:1.0 for the fourth quarter of 2001, (w) 1.8:1.0 for the year 2002, (x) 3.0:1.0 for the year 2003, (y) 4.0:1.0 for the year 2004, and (z) 5.0:1.0 for the year 2005; and (B) in the case of IMPSAT Comunicacoes Ltda. (Brazil), (w) 0.3:1.0 for the year 2002, (x) 1.3:1.0 for the year 2003,
(y) 1.5:1.0 for the year 2004, and (z) 3.0:1.0 for the year 2005;

                  (iii) Total Debt to Paid in Capital to exceed: (A) in the case of IMPSAT S.A. (Argentina), (w) 2.5:1.0 for the third quarter of 2001, (x) 2.5:1.0 for the fourth quarter of 2001, (y) 2.5:1.0 for the year 2002, and (z) 2.0:1.0 for the year 2003; and (B) in the case of IMPSAT Comunicacoes Ltda. (Brazil), (u) 3.0:1.0 for the third quarter of 2001, (v) 3.0:1.0 for the fourth quarter of 2001, (w) 3.0:1.0 for the year 2002, (x) 3.0:1.0 for the year 2003,
(y) 2.5:1.0 for the year 2004, and (z) 2.5:1.0 for the year 2005;

                  (iv) Total Debt to Total Equity to exceed: (A) in the case of IMPSAT S.A. (Argentina), (x) 2.5:1.0 for the year 2003, (y) 2.0:1.0 for the year 2004, and (z) 2.0:1.0 for the year 2005; and (B) in the case of IMPSAT Comunicacoes Ltda. (Brazil), (y) 3.0:1.0 for the year 2004, and (z) 2.5:1.0 for the year 2005; and

                  (v) Adjusted EBITDA to Debt Service to exceed: (A) in the case of IMPSAT S.A. (Argentina), (u) 0.5:1.0 for the third quarter of 2001, (v) 0.5:1.0 for the fourth quarter of 2001, (w) 0.5:1.0 for the year 2002, (x) 0.8:1.0 for the year 2003, (y) 1.3:1.0 for the year 2004, and (z) 1.7:1.0 for the year 2005; and (B) in the case of IMPSAT Comunicacoes Ltda. (Brazil), (w) 0.25:1.0 for the year 2002, (x) 0.45:1.0 for the year 2003, (y) 1.0:1.0 for the year 2004, and (z) 1.5:1.0 for the year 2005.

         (b) Neither IMPSAT S.A. (Colombia), IMPSATEL Del Ecuador S.A. (Ecuador) nor Telecomunicaciones IMPSAT, S.A. (Venezuela), or any combination thereof (either among such Co-Borrowers, or with any Co-Borrower, or the Guarantor or any Guarantor Subsidiary), shall enter into any financing arrangement or agree to, amend, modify or restructure the terms of any then-existing financing agreement with any creditor to include any financial covenants or similar agreements, unless the Lender shall benefit from or is granted the same terms as such covenants or agreements on the same basis as provided to such other creditor of such Co-Borrower. In the event that such Co-Borrower enters into such arrangements, such Co-Borrower shall (i) notify the Lender no later than the date such arrangements are executed, (ii) provide the Lender with a copy of the arrangement or agreement containing the terms of such financial covenants or similar agreements, and (iii) certify to the Lender (pursuant to a certification executed by an authorized signatory of such







MIA1 #1016002.v8                       55                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY




Co-Borrower) that the copy of such arrangement or agreement is complete, true and correct copy of the original documents containing such arrangement or agreement.

         Section 11.08. Prepayment of Indebtedness. None of the Co-Borrowers shall, and shall not permit any of their respective Subsidiaries to, nor shall the Guarantor, make any optional payment or optional prepayment on or redemption, defeasance or purchase of any Indebtedness (other than the Loans, the 2003 Indenture, and all funds obtained for the stated purpose of satisfying in full any existing Indebtedness) at any time (including, but not limited to, the Impsat Indentures, excluding the 2003 Indenture), without prepaying, at the same time, the outstanding Obligations and the Notes on a pro rata basis.

         Section 11.09. Accounting Methods. Neither the Co-Borrowers nor the Guarantor shall change, modify or alter, nor permit their respective Subsidiaries to change, modify or alter, the maintenance of their respective books and records of account other than in accordance with GAAP.

         Section 11.10. Additional Indebtedness. No Co-Borrowers shall, nor shall any Co-Borrower permit any of its Subsidiaries to, incur, assume, guarantee, permit to exist or otherwise become liable for any Indebtedness except:

         (a)      Indebtedness under or pursuant to the Agreement and the Notes;
and

         (b)      Permitted Indebtedness.

         Section 11.11. Conduct of Business with Affiliates. No Co-Borrower shall, nor shall any Co-Borrower permit any of its Subsidiaries to, conduct any business with, or enter into any business transaction involving, any shareholder or any other Affiliate of such Co-Borrower, unless such business or transaction involving any shareholder or any other Affiliate of such Co-Borrower, and such business or transaction is (i) in the ordinary course of such Co-Borrower's or such Subsidiary's (and such shareholder's or other Affiliate's) business, and
(ii) upon fair and reasonable terms no less favorable to such Co-Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

         Section 11.12. Capital Expenditures. No Co-Borrower shall, nor shall any Co-Borrower permit any of its Subsidiaries to, make or commit to make any Capital Expenditure in excess of the amounts shown in the table below or as contemplated by the Business Plan attached hereto as Exhibit H. Any amount of Capital Expenditures that is not spent by such Co-Borrower in the particular year for which such Capital Expenditures were originally allocated pursuant to the Business Plan may be carried over solely for one year after which, such amount, if not spent during such year, shall no longer be available.







MIA1 #1016002.v8                       56                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


-------------------------------------------------------------------------------------------------------------------------
                                        IMPSAT                                 IMPSATEL Del        Telecomunicaciones
               IMPSAT S.A.        Comunicacoes Ltda.        IMPSAT S.A.        Ecuador S.A.            IMPSAT S.A.
   Year        (Argentina)             (Brazil)              (Colombia)          (Ecuador)             (Venezuela)
-------------------------------------------------------------------------------------------------------------------------
   2001        $150,000,000          $130,000,000           $25,000,000         $10,000,000            $25,000,000
-------------------------------------------------------------------------------------------------------------------------
   2002        $50,000,000            $65,000,000           $15,000,000         $4,000,000             $12,000,000
-------------------------------------------------------------------------------------------------------------------------
   2003        $50,000,000            $85,000,000           $15,000,000         $4,000,000             $12,000,000
-------------------------------------------------------------------------------------------------------------------------
   2004        $50,000,000           $100,000,000           $15,000,000         $5,000,000             $10,000,000
-------------------------------------------------------------------------------------------------------------------------
   2005        $50,000,000           $120,000,000           $15,000,000         $5,000,000             $12,000,000
-------------------------------------------------------------------------------------------------------------------------

         Section 11.13. Accounts Receivable. The Co-Borrowers shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly (except as a Permitted Lien), sell or factor any account receivable. Each Co-Borrower shall keep accurate and complete records of the accounts receivable of such Co-Borrower and each of its Subsidiaries and deliver to the Lender such information about such accounts receivable as the Lender may request from time to time.

         Section 11.14.  Intentionally omitted.

         Section 11.15. Limitation on Contingent Obligations. No Co-Borrower shall, nor shall any Co-Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligation, except (i) guarantees made in the ordinary course of business by a Co-Borrower of obligations of any of its Subsidiaries, provided that such obligations are otherwise permitted under this Agreement, (ii) Permitted Fianzas, (iii) guarantees made by a Co-Borrower to the extent such guarantees currently exist on the date hereof, and (iv) guarantees made in the ordinary course of business by a Co-Borrower of the Obligations of any other Co-Borrower or of the Guarantor.

                                   ARTICLE XII
                                  THE GUARANTY

         Section 12.01. The Guaranty.

         (a) The Guarantor irrevocably guarantees (as primary obligor and not merely as surety), by virtue of the Guaranty Agreement, payment in full as provided herein, of all amounts payable by the Co-Borrowers under this Agreement and the Notes, as and when such amounts become payable (whether at stated maturity, by acceleration or otherwise).

         (b) The Guarantor's obligations under this Guaranty shall be unconditional, irrespective of the validity or enforceability of any other provision of this Agreement or of the Notes. In the event this Agreement, the Notes or any part hereof or thereof is deemed unenforceable, this Guaranty and the Guaranty Agreement shall stand alone and be enforced separately and such obligations under the Guaranty Agreement shall be independent of the obligations of any Co-Borrower.






MIA1 #1016002.v8                       57                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         Section 12.02. Examination and Delivery of the Guaranty Agreement. As evidence of this Guaranty, the Guarantor shall execute and deliver the Guaranty Agreement to the Lender.

                                  ARTICLE XIII
                     EVENTS OF DEFAULT; REMEDIES; SUSPENSION

         Section 13.01. Events of Default. If one or more of the following events of default (each, an "Event of Default") occurs and is continuing, the Lender shall be entitled to the remedies set forth in Section 13.02:

         (a) Any Co-Borrower fails to pay any amount payable hereunder as and when such amount becomes payable.

         (b) Any Co-Borrower or the Guarantor fails to perform or observe any covenant or agreement contained herein to be performed or observed by it other than those referred to in Section 13.01(a), if such failure is not remedied on or before the thirtieth (30th) day after it occurs.

         (c) Any representation or warranty of a Co-Borrower or the Guarantor in this Agreement or any other document delivered in connection with this Agreement proves to have been incorrect, incomplete or misleading in any material respect at the time it was made or repeated or deemed to have been made or repeated.

         (d) A Co-Borrower or the Guarantor (i) (A) fails to pay its Indebtedness as and when such Indebtedness becomes payable in an amount equal to or exceeding the Cross Default Amount or (B) fails to pay any Indebtedness owed to the Lender or any Affiliate thereof as and when such Indebtedness becomes payable, or (ii) fails to perform or observe any covenant or agreement to be performed or observed by it contained in any other agreement or in any instrument evidencing any Indebtedness if, as a result of such failure, any other party to such agreement or instrument is entitled to exercise, and has not irrevocably waived, the right to accelerate the maturity of any amount owing thereunder.

         (e) A Co-Borrower or the Guarantor (i) is dissolved, (ii) fails or is unable to pay its debts generally as they become due, (iii) commences, pursuant to Applicable Law, a voluntary case in bankruptcy or any other action or proceeding for any other relief under any law affecting creditors' rights that is similar to a bankruptcy law or (iv) consents, pursuant to Applicable Law, by answer or otherwise to the commencement against it of an involuntary case in bankruptcy or any other such action or proceeding; or a court enters an order for relief or a decree in an involuntary case in bankruptcy or any other such action or proceeding in respect of Co-Borrower or the Guarantor or any of the property of a Co-Borrower or the Guarantor if such order or decree is not dismissed or stayed on or before the thirtieth (30th) day after the entry thereof or if any such dismissal or stay ceases to remain in effect.







MIA1 #1016002.v8                       58                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (f) Any governmental authorization necessary for the performance of any obligation of a Co-Borrower or the Guarantor under this Agreement, the Guaranty Agreement or the Notes fails to become or remain valid and subsisting in full force and effect.

         (g) Any Governmental Authority takes any action that, in the reasonable opinion of the Lender, materially adversely affects the business, operations, property, condition (financial or otherwise) or prospects of any Co-Borrower or the Guarantor or impairs the ability of any Co-Borrower or the Guarantor to perform its obligations under this Agreement, the Guaranty Agreement or the Notes, if such action is not rescinded on or before the thirtieth (30th) day after it occurs.

         (h) The aggregate amount of unsatisfied judgments, decrees or orders for the payment of money against a Co-Borrower or the Guarantor exceeds US$5,000,000 or the equivalent thereof in any other currency or currencies.

         (i) A Co-Borrower or the Guarantor sells or otherwise disposes of all or a substantial part of its assets or ceases to conduct all or a substantial part of its business as now conducted, or merges or consolidates with any other company without the prior written consent of the Lender.

         (j) (i) The Guaranty or the Guaranty Agreement is disaffirmed or questioned as to its validity or enforceability by the Guarantor or ceases for any reason to be valid or in full force and effect; or (ii) any Security Document ceases for any reason to be valid or in full force and effect.

         (k) Any Material Adverse Change has occurred since the date of the most recent financial statements provided to the Lender under Section 10.02.

         Section 13.02. Default Remedies. If any Event of Default shall occur and be continuing, the Lender may, by notice to the Co-Borrowers and the Guarantor, (a) declare any or all of the obligations of the Lender hereunder to be terminated, whereupon such obligations shall terminate, and (b) declare any or all amounts payable hereunder and under the Notes by the Co-Borrowers or the Guarantor that would otherwise be due after the date of such termination to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or notice of any kind, which are expressly waived by the Co-Borrowers and the Guarantor; provided, however, that if any event of any kind referred to in
Section 13.01(e) occurs, the obligations of the Lender hereunder shall immediately terminate, and all amounts payable hereunder by the Co-Borrowers or the Guarantor that would otherwise be due after the occurrence of such event shall become immediately due and payable without any such notice or other preliminary waived by the Co-Borrowers and the Guarantor in this Section 13.02. Further, and without modification or limitation of the rights otherwise specified in this Section






MIA1 #1016002.v8                       59                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


13.02 or under Sections 13.03 through 13.05 (inclusive), the Lender may, in accordance with Applicable Law: (i) foreclose the Liens created under the Security Documents relating to the Collateral by any available judicial procedure or without judicial process, and sell, assign or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, for credit or for future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Lender, all at the sole option and discretion of the Lender;
(ii) enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral and take or bring, in the Lender's name or in the name of the respective Co-Borrower, all steps, actions, suits or proceedings deemed by the Lender to be necessary or desirable to effect collection of or to realize upon the Collateral; (iii) take possession of the Collateral with or without judicial process pursuant to Applicable Law; (iv) execute, in the name of the respective Co-Borrower, any and all documents of title relating to the Collateral; (v) transfer any or all of the Collateral into the name of the Lender or its nominee or nominees; and (vi) exercise any and all other rights and privileges affecting the possession, control, transfer and disposition of the Collateral pursuant to Applicable Law.

         Section 13.03. Right of Set-off. If any amount payable to the Lender hereunder is not paid as and when due, such Co-Borrower and the Guarantor hereby authorizes the Lender and each Affiliate of the Lender to proceed, to the fullest extent permitted by Applicable Law, without prior notice, by right of set-off, counterclaim or otherwise, against any assets of any of the Co-Borrower or the Guarantor (as the case may be) in any currency that may at any time be in the possession of the Lender or such Affiliate, to the full extent of all amounts payable to the Lender hereunder.

         Section 13.04. Benefit of Agreement; Rights Not Exclusive. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto except that neither IFN nor any Co-Borrower may assign or otherwise transfer all or any part of its rights or obligations under this Agreement without obtaining the prior written consent of the Lender. The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

         Section 13.05. Suspension of Available Credit. If at any time, (a) an Event of Default or a Default occurs and is continuing; or (b) in the reasonable judgment of the Lender, an event or circumstance occurs which makes it unlikely that any Co-Borrower will be able to perform its obligations under this Agreement on a timely basis, the Lender may, without prejudice to the Co-Borrowers' and the Guarantor's obligations hereunder, including without limitation, the obligation to pay interest and to repay principal, by notice to the Co-Borrowers and the Guarantor, suspend the Lender's obligation to make Advances, which suspension will continue until the Lender Notifies the Co-Borrowers and the Guarantor that the suspension is removed.






MIA1 #1016002.v8                       60                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

                                 ARTICLE XIV
                               INCREASED COSTS

         Section 14.01. Funding Losses. If a Co-Borrower makes any payment of principal with respect to any Advance on any day other than the last day of an Interest Period applicable thereto, such Co-Borrower shall reimburse the Lender within fifteen (15) days after demand for any resulting loss or expense incurred by the Lender (or by any Person to whom the Lender may have sold a participation in such Advance), including, without limitation, any loss incurred in obtaining, liquidating or redeploying deposits from third parties; provided that the Lender shall have delivered to such Co-Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive absent manifest error.

         Section 14.02. Increased Costs. The Co-Borrowers shall reimburse the Lender on demand for all costs incurred and reductions in amounts received or receivable, as reasonably determined by the Lender, that are attributable to the Advances or the performance by the Lender of its obligations under this Agreement and that occur by reason of the promulgation after the date hereof of any law, regulation or treaty or any change therein or in the interpretation thereof or by reason of compliance by the Lender with any direction, requirement or request (whether or not having the force of law) of any Governmental Authority, including, without limitation, any such cost or reduction resulting from the imposition or amendment of any reserve, special deposit or similar requirement against assets of, liabilities of, deposits with or for the account of, or loans by, the Lender. The Lender shall have a duty to mitigate all such costs, including, but not limited to, a duty to provide an alternative structure for the Advances if such alternative structure would reasonably mitigate such costs. Upon request of the Lender for any reimbursement pursuant to this Section 14.02, the Co-Borrowers may upon thirty (30) days prior written notice to the Lender prepay in full the Advances of the Lender then outstanding, together with any accrued and unpaid interest thereon and any fees required to be paid under
Section 4.03 on the next Interest Payment Date following the date the notice is given.

                                   ARTICLE XV
                                  MISCELLANEOUS

         Section 15.01.  Assignments; Participations.

         (a) No Co-Borrower shall be permitted to assign this Agreement without the prior written consent of the Lender and any purported assignment in violation of this Section 15.01(a) shall be null and void.

         (b) The Lender shall be permitted to assign, or sell participation interests in, the Facility (or any portion thereof) or any Notes issued hereunder to any Eligible Assignee without the prior approval of any Co-Borrower or the Guarantor.







MIA1 #1016002.v8                       61                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         (c) Following any assignment made in accordance with Section 15.01(b), the Eligible Assignee shall be deemed the "Lender" for all purposes hereunder or, if there is more than one Lender following such assignment, the Lender and each Eligible Assignee shall be deemed a Lender in such proportions as shall be specified in the related assignments.

         Section 15.02. Successors and Assigns; Remedies Cumulative. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. The rights and remedies of the Lender under this Agreement are cumulative, and are in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by the Lender of any right under this Agreement, or any failure to exercise or delay in exercising any such rights, shall not be or be deemed to be a waiver of, or to prejudice any other rights or remedies to which the Lender may be entitled for any Event of Default or Default. Any waiver by the Lender of the strict compliance with any term of this Agreement or any related document shall not be deemed to be a waiver of any subsequent default.

         Section 15.03. Notices. Every notice, demand, request, consent, waiver or agreement (collectively, "Notices" and individually a "Notice") under this Agreement shall be in writing, and in English, English being the governing language of this Agreement. All documents shall be hand-delivered or sent by prepaid international courier or by telefax to the following address:

for the Co-Borrowers,

IMPSAT S.A.
Alferez Pareja 256
1107 Buenos Aires
Argentina
Tel: (54-11) 5170-0000
Fax: (54-11) 5170-6900

* * *
IMPSAT Comunicacoes Ltda.
Rua Eid Mansur 666
Parque Sao Jorge - COTIA (SP)
CEP 06700-000
Brazil
Tel: (55-11) 3444-6000
Fax: (55-11) 3444-6000

* * *
IMPSAT S.A.
Diagonal 126 N(o)67-19
Bogota. D.C.






MIA1 #1016002.v8                       62                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


Colombia
Tel: (57-1) 433-6066
Fax: (57-1) 433-5968

* * *
IMPSATEL Del Ecuador S.A.
Urbanizacion Inaquito Alto
Calle (Oe-9) Juan Diaz N37-111
Quito - Ecuador
Tel: (593 2) 264 101
Fax: (593 2) 465 066

* * *
Telecomunicaciones IMPSAT, S.A.
Edificio IMPSAT
Calle 9, entre 4ta.y 5ta. Transversal
Sector Sur, Manzana B-8, La Urbina
Caracas 1070
Venezuela
Tel: (58-2) 243-5044
Fax: (58-2) 241-6948

for the Guarantor,

IMPSAT FIBER NETWORKS, INC.
Dellepiane 150, piso 9
C1107 BCA Buenos Aires, Argentina
Tel: (54-11) 5170-3545
Fax:(54-11) 5170-3520

For the Lender,

         For Notices relating to Guarantor, IMPSAT, S.A. (Argentina), IMPSAT S.A. (Colombia), IMPSATEL Del Ecuador, SA (Ecuador), or
         Telecomunicaciones IMPSAT, S.A. (Venezuela) to:

Paul Hare
Credit Manager
Harris Corporation
Microwave Communications Division
3 Hotel de Ville
Dollard-des- Ormeaux,
Quebec, Canada





MIA1 #1016002.v8                       63                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


H9B 3G4
Phone: (514) 421-8427
Fax: (514) 421-2952

         For Notices relating to IMPSAT Comunicacoes  Ltda. (Brazil) to:

Isabela Teixeira Mendes
Sales Finance Manager
Harris do Brasil Ltda
Estrada da Aldeinha, 400
06465-100 - Barueri/SP - Brazil
Phone: (55 11) 41973278
Fax: (55 11) 41973001
For all Notices, a copy to:

Marie Wilson, Esq.
Division Counsel
Harris Corporation, Microwave Communications Division
350 Twin Dolphin Drive
Redwood Shores, CA 94065
Phone: (605) 594-3218
Fax: (650) 594-3345


or such other mailing address or telefax number as to which the Co-Borrowers and the Guarantor, or the Lender may, for itself, from time to time notify the other Parties. Documents sent by telefax will be deemed received by the recipient the second business day after transmission (except with respect to telefaxes sent pursuant to Section 13.02, which shall be deemed to have been received on the date sent). For the purposes of this Agreement "in writing", includes printing, typewriting, or any electronic transmission that can be reproduced as written text, on paper, at the point of reception.

         Section 15.04. Entire Agreement. This Agreement, the Notes, the Guaranty Agreement and the Security Documents contain the entire agreement between the Parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

         Section 15.05. Conflicts. In the event that the terms of this Agreement conflict with the terms of any of the other Credit Documentation, the terms of this Agreement shall control.






MIA1 #1016002.v8                       64                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         Section 15.06. Modification. No change or modification of this Agreement shall be of any force unless such change or modification is in writing and has been signed by all the Parties.

         Section 15.07. Judgment Currency. The obligation under this Agreement to make payments in Dollars shall not be discharged or satisfied by any payment or recovery pursuant to any judgment expressed in or converted into any other currency except to the extent of the amount of Dollars that is actually received by the Lender as a result of such payment or recovery. Accordingly, the Obligations and their payment in Dollars shall be enforceable as an alternative or additional cause of action for the purpose of recovery in such other currency of the amount by which such actual receipt by the Lender falls short of the full amount of Dollars payable under this Agreement, and such obligation shall not be affected by judgment being obtained for any other sums due under this Agreement.

         Section 15.08. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 15.09. Further Assurances. Each of the Co-Borrowers and the Guarantor shall execute such deeds, assignments, endorsements and other instruments and documents and shall give such further assurances as shall be necessary to perform its obligations hereunder.

         Section 15.10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         Section 15.11. Jurisdiction. Each Co-Borrower and the Guarantor irrevocably submit to the jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and of the United States sitting in the Southern District of New York, and of the courts of their own respective corporate domiciles with respect to actions or proceedings brought against any Co-Borrower or the Guarantor, as the case may be, as a defendant, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (a "Proceeding"). Each Co-Borrower and the Guarantor irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any Proceeding and any claim that any Proceeding has been brought in an inconvenient forum. Any process or summons for purposes of any Proceeding may be served on any Co-Borrower or the Guarantor, as the case may be, by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to such Party at its address as provided for Notices hereunder (or at the address of such Party's Process Agent).




MIA1 #1016002.v8                       65                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY

         Section 15.12. Appointment of Agent. The Co-Borrower hereby irrevocably appoints the Process Agent as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any Proceeding. Such designation and appointment shall be irrevocable until all principal of and interest on the Advance and other sums payable hereunder shall have been paid in full in accordance with the provisions thereof. Each of the Co-Borrowers covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the foregoing designations and appointments in full force and effect and to cause the Process Agent to continue to act in such capacity.

         Section 15.13. Waiver of Jury Trial. EACH CO-BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 15.14. Waiver of Immunity. To the extent that any Co-Borrower or the Guarantor has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder, under the Notes, the Guaranty Agreement and (in the case of each Co-Borrower) under the Security Documents to the extent permitted by Applicable Law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 15.14 shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for the purposes of such Act.

         Section 15.15 Indemnification. The Co-Borrowers, and the Guarantor shall indemnify, defend and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including attorneys' fees and all goods, services, value added consumption sales, use or similar tax applicable to costs, charges, expenses and disbursements) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Facility) be imposed on, incurred by or asserted against the Lender arising out of this Agreement or any other Credit Documentation, or the transactions contemplated hereby or any action taken or admitted by the Lender under or in connection with the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Facility, whether or not the Lender is a party thereto (all of the foregoing, collectively the "Indemnified Liabilities"); provided, that the Co-Borrowers shall have no obligation hereunder to the Lender with respect to Indemnified Liabilities resulting from the gross negligence or willful





MIA1 #1016002.v8                       66                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY


misconduct of the Lender. The agreements in this section shall survive payment of all other indebtedness.

         Section 15.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. At least one copy of this Agreement shall include the signatures of all of the Parties.

         Section 15.17. Limitation on Rights of Others. No Person other than a Party shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.

         Section 15.18. No Partnership. Nothing in this Agreement, the Guaranty Agreement, the Security Documents, the Supply Contract(s) or the Notes shall be read to create any agency, partnership or joint venture of the Lender (or any of its Affiliates) and the Co-Borrowers (or any of their respective Affiliates).

         Section 15.19. Consequential Damages. THE LENDER SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH ITS ACTIVITIES PURSUANT TO THE FACILITY, THE NOTES OR THE SECURITY DOCUMENTS.

         Section 15.20. Independent Counsel. Each Party confirms that it has used its own independent counsel in the negotiation, preparation, execution and delivery of the Credit Documentation.

         Section 15.21. Alternative Financing for IMPSAT Comunicacoes Ltda. (Brazil). The Lender is prepared to consider financing Advances to IMPSAT Comunicacoes Ltda. (Brazil) by, through or in association with a Brazilian bank or other financial institution; provided that the Guarantor has agreed to provide its Guaranty under such financing on the same terms as set forth under
Article XII hereof and the Lender is satisfied that the required governmental authorizations in respect of such financing may be expeditiously obtained for payment by such Co-Borrower of all amounts due and payable under such financing in Dollars.

         Section 15.22. Section Headings; Table of Contents. Section and article headings used herein and the table of contents are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         Section 15.23. Time is of the Essence. Time is of the essence of this Agreement and no extension or variation of this Agreement shall operate as a waiver of this provision.

         Section 15.24 Confidentiality. Each of the Parties hereby agrees to maintain the confidentiality of Information (as defined below), except that Information may be disclosed (a) to its Affiliates, directors, officers, employees and professional advisors, including accountants, legal counsel and other advisors (it being understood that the Persons to whom





MIA1 #1016002.v8                       67                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                EXECUTION COPY



such disclosure is made will be informed of and will agree to be bound by this confidentiality provision), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Law including in connection with a public offering of equity or debt securities of any of the Co-Borrowers or the Guarantor or by any subpoena or similar legal process, (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to the execution and delivery of an agreement containing provisions substantially the same as those of this Section 15.24, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Lender and the Guarantor, or (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 15.24 or (2) becomes available to such party on a non-confidential basis from a source other than the other Parties.

         For the purpose of this Section 15.24, "Information" means all information received from any of the Parties relating to any of the Lender, the Co-Borrowers, the Guarantor of their respective businesses or Affiliates, other than any such information that is available to the Parties on a non-confidential basis prior to disclosure by any Party. Any Person required to maintain the confidentiality of Information as provided in this Section 15.24 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         IN WITNESS WHEREOF, this Agreement shall be effective as of the opening of business on the day and year first above written.






                       [SIGNATURES BEGIN ON THE NEXT PAGE]







MIA1 #1016002.v8                       68                 MASTER LOAN AGREEMENT

 HARRIS          IMPSAT           IMPSAT          IMPSAT         IMPSATEL       Telecomunicaciones       IMPSAT
 CANADA,          S.A.         Comunicacoes        S.A.            Del               IMPSAT              FIBER
  INC.         (Argentina)        Ltda.         (Colombia)     Ecuador S.A.           S.A.              NETWORKS
                                                                                                          INC.


----------     ----------       ----------      ----------      ----------         ----------          ----------

                                 EXECUTION COPY



                                      IMPSAT S.A. (Argentina)

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------



Location:  Buenos Aires, Argentina                        Date:
                                                                --------------

I _______________________ acting as authorizing notary public _______________
   Name of Notary Public                                       Register No.
hereby certify that the attached documents have been signed before me by _______________________ to me know and that the person referred to above act as
    Name and ID No.


-------------------------------.
Title and Authorizing Documents



MIA1 #1016002.v8                   S-1                    MASTER LOAN AGREEMENT

                                EXECUTION COPY



                                      IMPSAT COMUNICACOES LTDA.
                                      (Brazil)

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------



Location:  Buenos Aires, Argentina                            Date:
                                                                    -----------

I _______________________ acting as authorizing notary public _________________
   Name of Notary Public                                       Register No.
hereby certify that the attached documents have been signed before me by _______________________ to me know and that the person referred to above act as
    Name and ID No.


--------------------------------.
Title and Authorizing Documents


MIA1 #1016002.v8                   S-2                    MASTER LOAN AGREEMENT

                                EXECUTION COPY


                                      IMPSAT S.A. (Colombia)

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------




Location: Buenos Aires, Argentina                             Date:
                                                                    ------------

I _______________________ acting as authorizing notary public __________________
   Name of Notary Public                                         Register No.
hereby certify that the attached documents have been signed before me by _______________________ to me know and that the person referred to above act as
    Name and ID No.


-------------------------------.
Title and Authorizing Documents


MIA1 #1016002.v8                   S-3                    MASTER LOAN AGREEMENT

                                EXECUTION COPY



                                      IMPSATEL DEL ECUADOR SA (Ecuador)

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------






Location: Buenos Aires, Argentina                             Date:
                                                                    -----------

I _______________________ acting as authorizing notary public _________________
   Name of Notary Public                                         Register No.
hereby certify that the attached documents have been signed before me by _______________________ to me know and that the person referred to above act as
    Name and ID No.


-------------------------------.
Title and Authorizing Documents



MIA1 #1016002.v8                   S-4                    MASTER LOAN AGREEMENT

                                EXECUTION COPY


                              TELECOMUNICACIONES IMPSAT S.A. (Venezuela)

                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------



WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------


Location: Buenos Aires, Argentina                    Date:
                                                           --------------

I _______________________ acting as authorizing notary public _________________
   Name of Notary Public                                        Register No.
hereby certify that the attached documents have been signed before me by _______________________ to me know and that the person referred to above act as
    Name and ID No.


--------------------------------.
Title and Authorizing Documents


MIA1 #1016002.v8                   S-5                    MASTER LOAN AGREEMENT

                                EXECUTION COPY


                                       IMPSAT FIBER NETWORKS, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------


Location: Buenos Aires, Argentina                             Date:
                                                                    ------------

I _______________________ acting as authorizing notary public __________________
   Name of Notary Public                                         Register No.
hereby certify that the attached documents have been signed before me by _______________________ to me know and that the person referred to above act as
    Name and ID No.


-------------------------------.
Title and Authorizing Documents



MIA1 #1016002.v8                   S-6                    MASTER LOAN AGREEMENT

                                EXECUTION COPY


                                         HARRIS CANADA, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



WITNESSES:

---------------------------------------------
Name:
      ---------------------------------------


---------------------------------------------
Name:
     ----------------------------------------



State of California          )
                             ) ss.
County of San Mateo)


On _______________________ before me, ___________________________________
                                            (Name & Title of Officer)
personally appeared _____________________________________________________,
                                    (Name of Signer)
personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and official seal.



                                       -------------------------------------
                                            Signature Notary Public







MIA1 #1016002.v8


MIA1 #1016002.v8                   S-7                    MASTER LOAN AGREEMENT